Exhibit 10.3

                              AMENDMENT AND RESTATEMENT AGREEMENT dated as of
                        November 17, 2003, among CARNIVAL CORPORATION (the "Company"), the other borrowers party hereto (the "Borrowing Subsidiaries"), CARNIVAL PLC (the "Guarantor"), the Lenders party hereto and JPMORGAN CHASE BANK, as successor to The Chase Manhattan Bank, as Agent, under the Credit Agreement dated as of June 26, 2001, among the Company, the other Borrowers referred to therein, the lenders referred to therein and the Agent, as in effect on the date hereof (the "Existing Credit Agreement").

            WHEREAS the Company has requested, and the Lenders party hereto and the Agent have agreed, upon the terms and subject to the conditions set forth herein, that the Existing Credit Agreement be amended and restated as provided herein;

            NOW, THEREFORE, the Borrowers, the Guarantor, the Required Lenders and the Agent hereby agree as follows:

            SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Restated Credit Agreement referred to below.

            SECTION 2. Restatement Effective Date. (a) The transactions provided for in Section 3 hereof shall be consummated at a closing to be held on the Restatement Effective Date at the offices of Cravath, Swaine & Moore LLP, or at such other time and place as the Company and the Agent shall agree upon.

            (b) The "Restatement Effective Date" shall be a date specified by the Company (not later than December 1, 2003) as of which all the conditions set forth or referred to in Section 4 hereof shall have been satisfied. The Company shall give not less than one Business Day's written notice to the Agent proposing a date as the Restatement Effective Date, and the Agent shall notify the Lenders of the date so proposed. This Agreement shall terminate at 5:00 p.m., New York City time, on December 1, 2003, if the Restatement Effective Date shall not have occurred at or prior to such time.

                  SECTION 3. Amendment and Restatement of the Existing Credit Agreement; Loans. (a) Effective upon the Restatement Effective Date, the Existing Credit Agreement is hereby amended and restated to read in its entirety as set forth in Exhibit A hereto (the "Restated Credit Agreement"), the Guarantor shall be a party thereto, and the Agent is hereby directed by the Lenders party hereto to enter into such documents and to take such other actions as may be required to give effect to the transactions contemplated hereby. From and after the effectiveness of such amendment and restatement, the terms "Agreement", "this Agreement", "herein", "hereinafter", "hereto", "hereof" and words of similar import, as used in the Restated Credit Agreement, shall, unless the context otherwise requires, refer to the Existing Credit Agreement as amended and restated in the form of the Restated Credit Agreement, and the term "Credit Agreement", as used in the other Loan Documents, shall mean the Restated Credit Agreement.

            (b) All Loans outstanding under the Existing Credit Agreement on the Restatement Effective Date shall continue to be outstanding under the Restated Credit Agreement, and on and after the Restatement Effective Date, the terms of the Restated Credit Agreement will govern the rights and obligations of the Company, the other Borrowers, the Lenders and the Agent with respect thereto.

            SECTION 4. Conditions. The consummation of the transactions set forth in Section 3 of this Agreement shall be subject to the satisfaction (or waiver in accordance with Section 5 below) of the following conditions precedent:

            (a) The Agent (or its counsel) shall have received from the Borrowers, the Guarantor and the Required Lenders either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Agent (which may include telecopy or other electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.

            (b) The Agent (or its counsel) shall have received from the Company and the Guarantor either (i) a counterpart of the agreement described in clause
(b) of the definition of the term "Guarantee Agreement" in the Restated Credit Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Agent (which may include telecopy or other electronic transmission of a signed signature page of such agreement) that such party has signed a counterpart of such agreement.

            (c) The Agent shall have received favorable written opinions (addressed to the Agent and the Lenders and dated the Restatement Effective
Date) of (i) counsel to the Guarantor, substantially in the form of Exhibit A hereto, and covering such other matters relating to the Guarantor, the Loan Documents or the Restatement Transactions as the Agent shall reasonably request. The Company and the Guarantor hereby request such counsel to deliver such opinions.

            (d) The Agent shall have received such documents and certificates as the Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Guarantor, the authorization of the Restatement Transactions and any other legal matters relating to the Borrowers and the Guarantor, the Loan Documents or the Restatement Transactions, all in form and substance satisfactory to the Agent and its counsel.

            (e) The Agent shall have received all fees and other amounts due and payable on or prior to the Restatement Effective Date including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Borrower or the Guarantor hereunder or under any other Loan Document.

The Agent shall notify the Company and the Lenders of the Restatement Effective Date, and such notice shall be conclusive and binding. Notwithstanding the foregoing, the consummation of the transactions set forth in Section 3 of this Agreement shall not become effective unless each of the foregoing conditions is satisfied (or waived pursuant to Section 5 below) at or prior to 5:00 p.m., New York City time, on December 1, 2003 (and, in the event such conditions are not so satisfied or waived, the Existing Credit Agreement shall remain in effect without giving effect to any provisions of this Agreement).

            SECTION 5. Effectiveness; Counterparts; Amendments. Except as provided in Section 4 above, this Agreement shall become effective when copies hereof which, when taken together, bear the signatures of the Borrowers, the Guarantor, the Agent and the Required Lenders shall have been received by the Agent. This Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Company, the Guarantor, the Agent and the Required Lenders. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

            SECTION 6. No Novation. This Agreement shall not extinguish the Indebtedness outstanding under the Existing Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the Indebtedness outstanding under the Existing Credit Agreement, which shall remain outstanding after the Restatement Effective Date as modified hereby.

            SECTION 7. Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.02 of the Restated Credit Agreement.

            SECTION 8. Applicable Law; Waiver of Jury Trial. (A) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

            (B) EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE RESTATED CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN EXCEPT THAT THE TERM "AGREEMENT" THEREIN SHALL BE DEEMED TO REFER TO THIS AGREEMENT.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

                                             CARNIVAL CORPORATION,

                                             by

                                                 /s/ Gerald R. Cahill
                                                 --------------------------
                                                 Name: Gerald R. Cahill
                                                 Title: Sr. VP & CFO


                                             GIBS, INC.,

                                             by

                                                 /s/ Arnaldo Perez
                                                 --------------------------
                                                 Name: Arnaldo Perez
                                                 Title:


                                             HOLLAND AMERICA LINE INC.,

                                             by

                                                 /s/ Larry D. Calkins
                                                 --------------------------
                                                 Name: Larry D. Calkins
                                                 Title: V.P Finance/CFO


                                             CARNIVAL PLC,

                                             by

                                                 /s/ Gerald R. Cahill
                                                 --------------------------
                                                 Name: Gerald R. Cahill
                                                 Title: Sr. VP & CFO


                                             JPMORGAN CHASE BANK, formerly
                                             known as The Chase Manhattan Bank,
                                             individually and as Agent,

                                             by

                                                 /s/ Donald Shokrian
                                                 --------------------------
                                                 Name: Donald S. Shokrian
                                                 Title: Managing Director

                                        SIGNATURE PAGE TO AMENDMENT AND
                                        RESTATEMENT AGREEMENT DATED AS OF
                                        NOVEMBER 17, 2003, AMONG CARNIVAL
                                        CORPORATION, CARNIVAL PLC, THE LENDERS
                                        PARTY HERETO AND JPMORGAN CHASE BANK, AS
                                        AGENT, UNDER THE CREDIT AGREEMENT DATED
                                        AS OF JUNE 26, 2001, AS AMENDED, AMONG
                                        CARNIVAL CORPORATION, THE OTHER
                                        BORROWERS REFERRED TO THEREIN, THE
                                        LENDERS REFERRED TO THEREIN AND JPMORGAN
                                        CHASE BANK, AS AGENT, AS IN EFFECT ON
                                        THE DATE HEREOF.

To Approve Amendment
and Restatement Agreement:

Institution  BANCA DI ROMA - NEW YORK BRANCH

by

     /s/ Guido Lanzoni
     ----------------------------
     Name: Guido Lanzoni
     Title: Assistant Treasurer


     /s/ Steven Paley
     ----------------------------
     Name: Steven Paley
     Title: First Vice President

                                        SIGNATURE PAGE TO AMENDMENT AND
                                        RESTATEMENT AGREEMENT DATED AS OF
                                        NOVEMBER 17, 2003, AMONG CARNIVAL
                                        CORPORATION, CARNIVAL PLC, THE LENDERS
                                        PARTY HERETO AND JPMORGAN CHASE BANK, AS
                                        AGENT, UNDER THE CREDIT AGREEMENT DATED
                                        AS OF JUNE 26, 2001, AS AMENDED, AMONG
                                        CARNIVAL CORPORATION, THE OTHER
                                        BORROWERS REFERRED TO THEREIN, THE
                                        LENDERS REFERRED TO THEREIN AND JPMORGAN
                                        CHASE BANK, AS AGENT, AS IN EFFECT ON
                                        THE DATE HEREOF.

To Approve Amendment
and Restatement Agreement:

Institution  BANCA INTESA - NEW YORK BRANCH

by

     /s/ Frank Maffei
     -----------------------
     Name: Frank Maffei
     Title: Vice President


     /s/ Mark Mooney
     -----------------------
     Name: Mark Mooney
     Title: Vice President

                                        SIGNATURE PAGE TO AMENDMENT AND
                                        RESTATEMENT AGREEMENT DATED AS OF
                                        NOVEMBER 17, 2003, AMONG CARNIVAL
                                        CORPORATION, CARNIVAL PLC, THE LENDERS
                                        PARTY HERETO AND JPMORGAN CHASE BANK, AS
                                        AGENT, UNDER THE CREDIT AGREEMENT DATED
                                        AS OF JUNE 26, 2001, AS AMENDED, AMONG
                                        CARNIVAL CORPORATION, THE OTHER
                                        BORROWERS REFERRED TO THEREIN, THE
                                        LENDERS REFERRED TO THEREIN AND JPMORGAN
                                        CHASE BANK, AS AGENT, AS IN EFFECT ON
                                        THE DATE HEREOF.

To Approve Amendment
and Restatement Agreement:

Institution  BANKL OF AMERICA N.A.

by

     /s/ Matthew Koenig
     -------------------------
     Name: Matthew Koenig
     Title: Managing Director

                                        SIGNATURE PAGE TO AMENDMENT AND
                                        RESTATEMENT AGREEMENT DATED AS OF
                                        NOVEMBER 17, 2003, AMONG CARNIVAL
                                        CORPORATION, CARNIVAL PLC, THE LENDERS
                                        PARTY HERETO AND JPMORGAN CHASE BANK, AS
                                        AGENT, UNDER THE CREDIT AGREEMENT DATED
                                        AS OF JUNE 26, 2001, AS AMENDED, AMONG
                                        CARNIVAL CORPORATION, THE OTHER
                                        BORROWERS REFERRED TO THEREIN, THE
                                        LENDERS REFERRED TO THEREIN AND JPMORGAN
                                        CHASE BANK, AS AGENT, AS IN EFFECT ON
                                        THE DATE HEREOF.

To Approve Amendment
and Restatement Agreement:

Institution  BNP PARIBAS

by

     /s/ Angela Arnold
     --------------------------
     Name: Angela Arnold
     Title: Vice President


     /s/ Mike Shryock
     --------------------------
     Name: Mike Shryock
     Title: Director

                                        SIGNATURE PAGE TO AMENDMENT AND
                                        RESTATEMENT AGREEMENT DATED AS OF
                                        NOVEMBER 17, 2003, AMONG CARNIVAL
                                        CORPORATION, CARNIVAL PLC, THE LENDERS
                                        PARTY HERETO AND JPMORGAN CHASE BANK, AS
                                        AGENT, UNDER THE CREDIT AGREEMENT DATED
                                        AS OF JUNE 26, 2001, AS AMENDED, AMONG
                                        CARNIVAL CORPORATION, THE OTHER
                                        BORROWERS REFERRED TO THEREIN, THE
                                        LENDERS REFERRED TO THEREIN AND JPMORGAN
                                        CHASE BANK, AS AGENT, AS IN EFFECT ON
                                        THE DATE HEREOF.

To Approve Amendment
and Restatement Agreement:

Institution  CITIBANK, N.A.

by

     /s/ Chrles R. Delamater
     -----------------------------------
     Name: Charles R. Delamater
     Title: Managing Director
            Senior Credit Officer

                                        SIGNATURE PAGE TO AMENDMENT AND
                                        RESTATEMENT AGREEMENT DATED AS OF
                                        NOVEMBER 17, 2003, AMONG CARNIVAL
                                        CORPORATION, CARNIVAL PLC, THE LENDERS
                                        PARTY HERETO AND JPMORGAN CHASE BANK, AS
                                        AGENT, UNDER THE CREDIT AGREEMENT DATED
                                        AS OF JUNE 26, 2001, AS AMENDED, AMONG
                                        CARNIVAL CORPORATION, THE OTHER
                                        BORROWERS REFERRED TO THEREIN, THE
                                        LENDERS REFERRED TO THEREIN AND JPMORGAN
                                        CHASE BANK, AS AGENT, AS IN EFFECT ON
                                        THE DATE HEREOF.

To Approve Amendment
and Restatement Agreement:

Institution  CREDIT SUISSE FIRST BOSTON acting through its Cayman Islands Branch by

     /s/ Bill O'
     -----------------------
     Name: Bill O'
     Title: Director


     /s/ Cassandra Droogan
     -----------------------
     Name: Steven Paley
     Title: Associate

                                        SIGNATURE PAGE TO AMENDMENT AND
                                        RESTATEMENT AGREEMENT DATED AS OF
                                        NOVEMBER 17, 2003, AMONG CARNIVAL
                                        CORPORATION, CARNIVAL PLC, THE LENDERS
                                        PARTY HERETO AND JPMORGAN CHASE BANK, AS
                                        AGENT, UNDER THE CREDIT AGREEMENT DATED
                                        AS OF JUNE 26, 2001, AS AMENDED, AMONG
                                        CARNIVAL CORPORATION, THE OTHER
                                        BORROWERS REFERRED TO THEREIN, THE
                                        LENDERS REFERRED TO THEREIN AND JPMORGAN
                                        CHASE BANK, AS AGENT, AS IN EFFECT ON
                                        THE DATE HEREOF.

To Approve Amendment
and Restatement Agreement:

Institution  DEN NORSKE BANK ASA

by

     /s/ Sanjiv Nayar
     ---------------------------
     Name: Sanjiv Nayar
     Title: First Vice President


     /s/ B. Henricksen
     ---------------------------
     Name: Berit L. Henriksen
     Title: Executive Vice President and General Manager

                                        SIGNATURE PAGE TO AMENDMENT AND
                                        RESTATEMENT AGREEMENT DATED AS OF
                                        NOVEMBER 17, 2003, AMONG CARNIVAL
                                        CORPORATION, CARNIVAL PLC, THE LENDERS
                                        PARTY HERETO AND JPMORGAN CHASE BANK, AS
                                        AGENT, UNDER THE CREDIT AGREEMENT DATED
                                        AS OF JUNE 26, 2001, AS AMENDED, AMONG
                                        CARNIVAL CORPORATION, THE OTHER
                                        BORROWERS REFERRED TO THEREIN, THE
                                        LENDERS REFERRED TO THEREIN AND JPMORGAN
                                        CHASE BANK, AS AGENT, AS IN EFFECT ON
                                        THE DATE HEREOF.

To Approve Amendment
and Restatement Agreement:

Institution   MERRILL LYNCH BANK USA

by

     /s/ Louis Alder
     ------------------------
     Name: Louis Alder
     Title: Vice President

                                        SIGNATURE PAGE TO AMENDMENT AND
                                        RESTATEMENT AGREEMENT DATED AS OF
                                        NOVEMBER 17, 2003, AMONG CARNIVAL
                                        CORPORATION, CARNIVAL PLC, THE LENDERS
                                        PARTY HERETO AND JPMORGAN CHASE BANK, AS
                                        AGENT, UNDER THE CREDIT AGREEMENT DATED
                                        AS OF JUNE 26, 2001, AS AMENDED, AMONG
                                        CARNIVAL CORPORATION, THE OTHER
                                        BORROWERS REFERRED TO THEREIN, THE
                                        LENDERS REFERRED TO THEREIN AND JPMORGAN
                                        CHASE BANK, AS AGENT, AS IN EFFECT ON
                                        THE DATE HEREOF.

To Approve Amendment
and Restatement Agreement:

Institution  SUNTRUST BANK

by

     /s/ Donald J. Campisano
     -----------------------------
     Name: Donald J. Campisano
     Title: Managing Director

                                        SIGNATURE PAGE TO AMENDMENT AND
                                        RESTATEMENT AGREEMENT DATED AS OF
                                        NOVEMBER 17, 2003, AMONG CARNIVAL
                                        CORPORATION, CARNIVAL PLC, THE LENDERS
                                        PARTY HERETO AND JPMORGAN CHASE BANK, AS
                                        AGENT, UNDER THE CREDIT AGREEMENT DATED
                                        AS OF JUNE 26, 2001, AS AMENDED, AMONG
                                        CARNIVAL CORPORATION, THE OTHER
                                        BORROWERS REFERRED TO THEREIN, THE
                                        LENDERS REFERRED TO THEREIN AND JPMORGAN
                                        CHASE BANK, AS AGENT, AS IN EFFECT ON
                                        THE DATE HEREOF.

To Approve Amendment
and Restatement Agreement:

Institution  THE NORTHERN TRUST COMPANY

by

     /s/ Chris McKean
     ------------------------
     Name: Chris McKean
     Title: Vice President

                                        SIGNATURE PAGE TO AMENDMENT AND
                                        RESTATEMENT AGREEMENT DATED AS OF
                                        NOVEMBER 17, 2003, AMONG CARNIVAL
                                        CORPORATION, CARNIVAL PLC, THE LENDERS
                                        PARTY HERETO AND JPMORGAN CHASE BANK, AS
                                        AGENT, UNDER THE CREDIT AGREEMENT DATED
                                        AS OF JUNE 26, 2001, AS AMENDED, AMONG
                                        CARNIVAL CORPORATION, THE OTHER
                                        BORROWERS REFERRED TO THEREIN, THE
                                        LENDERS REFERRED TO THEREIN AND JPMORGAN
                                        CHASE BANK, AS AGENT, AS IN EFFECT ON
                                        THE DATE HEREOF.

To Approve Amendment
and Restatement Agreement:

Institution  WESTLB AG (f/n/a Westdeutche Landesbank Girozentrale),
             NEW YORK BRANCH

by

     /s/ Richard J. Pearse
     -----------------------------
     Name: Richard J. Pearse
     Title: Executive Director


     /s/ Lucie L. Guernsey
     -----------------------------
     Name: Lucie L. Guernsey
     Title: Executive Director

                                                                       EXHIBIT A

                               U.S. $1,400,000,000

                 AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                           Dated as of June 26, 2001,

                  Amended and Restated as of November 17, 2003

                                      Among

                              CARNIVAL CORPORATION,
                          as a Borrower and Guarantor,

                     Any Additional Borrowers Party Hereto,

                                  CARNIVAL PLC,
                                  as Guarantor,

                            The Lenders Party Hereto,

                              JPMORGAN CHASE BANK,
                                    as Agent,

                             BANK OF AMERICA, N.A.,
                              as Syndication Agent,

                          J.P. MORGAN SECURITIES INC.,
                             as Joint Lead Arranger,

                         BANC OF AMERICA SECURITIES LLC,
                             as Joint Lead Arranger

                                       and

                                  BNP PARIBAS,
                                 CITIBANK N.A.,
                                       and
                     UNICREDITO ITALIANO - New York Branch,
                           as Co-Documentation Agents

                                Table of Contents

                                                                            Page

                                    ARTICLE I

                                   Definitions

SECTION 1.01. Definitions......................................................4
SECTION 1.02. Governing Language..............................................23
SECTION 1.03. Computation of Time Periods.....................................23
SECTION 1.04. Classification of Loans and Borrowings..........................23
SECTION 1.05. Terms Generally.................................................23
SECTION 1.06. Accounting Terms; GAAP..........................................23

                                   ARTICLE II

                                   The Credits

SECTION 2.01. Commitments.....................................................24
SECTION 2.02. Loans and Borrowings............................................24
SECTION 2.03. Requests for Revolving Borrowings...............................25
SECTION 2.04. Competitive Bid Procedure.......................................26
SECTION 2.05. Funding of Borrowings...........................................28
SECTION 2.06. Interest Elections..............................................29
SECTION 2.07. Termination and Reduction of Commitments........................30
SECTION 2.08. Repayment of Loans; Evidence of Debt............................31
SECTION 2.09. Prepayment of Loans.............................................31
SECTION 2.10. Fees............................................................32
SECTION 2.11. Interest........................................................33
SECTION 2.12. Alternate Rate of Interest......................................34
SECTION 2.13. Increased Costs.................................................35
SECTION 2.14. Break Funding Payments..........................................36
SECTION 2.15. Taxes.......................................................... 37
SECTION 2.16. Payments Generally; Pro Rata Treatment; Sharing of Set-offs.....39
SECTION 2.17. Mitigation Obligations; Replacement of Lenders..................40
SECTION 2.18. Borrowing Subsidiaries..........................................41
SECTION 2.19. Additional Reserve Costs........................................41
SECTION 2.20. Redenomination of Certain Designated Foreign Currencies.........42
SECTION 2.21. Assigned Dollar Value...........................................43
SECTION 2.22. Borrowers' Increase of Commitments..............................43

                                   ARTICLE III

                              Conditions of Lending

SECTION 3.01. [Intentionally Omitted.]........................................46
SECTION 3.02. Conditions Precedent to Each Revolving Borrowing................46
SECTION 3.03. Conditions Precedent to Each Competitive Loan Borrowing.........46
SECTION 3.04. Initial Borrowing by Each Borrowing Subsidiary..................47

                                   ARTICLE IV

                         Representations and Warranties

SECTION 4.01. Representations and Warranties of the Borrowers.................47

                                    ARTICLE V

                    Covenants of the Borrowers and Guarantor

SECTION 5.01. Affirmative Covenants...........................................52
SECTION 5.02. Negative Covenants..............................................56

                                   ARTICLE VI

                                     Default

SECTION 6.01. Events of Default...............................................58

                                   ARTICLE VII

        Relation of Lenders; Assignments, Designations And Participations

SECTION 7.01. Lenders and Agent...............................................61
SECTION 7.02. Setoff..........................................................61
SECTION 7.03. Approvals.......................................................62
SECTION 7.04. Exculpation.....................................................62
SECTION 7.05. Indemnification.................................................63
SECTION 7.06. Agent as Lender.................................................63
SECTION 7.07. Notice of Transfer; Resignation; Successor Agent................63
SECTION 7.08. Credit Decision; Not Trustee....................................64
SECTION 7.09. Assignments, Designations and Participation.....................64
SECTION 7.10. Syndication Agent and Co-Documentation Agents...................68

                                  ARTICLE VIII

                                Company Guarantee

                                   ARTICLE IX

                                  Miscellaneous

SECTION 9.01. Amendments......................................................70
SECTION 9.02. Notices.........................................................71
SECTION 9.03. No Waiver; Remedies.............................................71
SECTION 9.04. Costs, Expenses, Fees and Indemnities...........................71
SECTION 9.05. Judgment........................................................72
SECTION 9.06. Consent to Jurisdiction; Waiver of Immunities...................72
SECTION 9.07. Binding Effect; Merger; Severability; GOVERNING LAW.............73
SECTION 9.08. Counterparts....................................................74
SECTION 9.09. Existing Credit Agreement; Effectiveness of Amendment
                    and Restatement...........................................74
SECTION 9.10. WAIVER OF JURY TRIAL............................................74

Schedule I  - List of Applicable Lending Offices
Exhibit A   - Form of Assignment and Acceptance
Exhibit B   - Form of Designation Agreement
Exhibit C-1 - Form of Opinion of General Counsel of the Borrower
Exhibit C-2 - Form of Opinion of Special Panamanian Counsel to the Company
Exhibit D   - Form of Assumption Agreement
Exhibit E-1 - Form of Borrowing Subsidiary Agreement
Exhibit E-2 - Form of Borrowing Subsidiary Termination
Exhibit F   - Reserve Costs
Exhibit G-1 - Form of Competitive Bid Request
Exhibit G-2 - Form of Competitive Bid
Exhibit H-1 - Form of Deed of Guarantee
Exhibit H-2 - Form of Agreement Relating to Deed of Guarantee

                 AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

                              This Amended and Restated Revolving Credit
                        Agreement, dated as of June 26, 2001, as amended and restated as of November 17, 2003, is made and entered into by and among CARNIVAL CORPORATION (the "Company"), a corporation organized and existing under the laws of The Republic of Panama ("Panama"), any additional Borrowers party hereto, CARNIVAL PLC, a corporation organized and existing under the laws of England and Wales (the "Guarantor"), JPMORGAN CHASE BANK, as successor to The Chase Manhattan Bank, a New York banking corporation ("Chase"), and each of the other banks or other institutions whose names may appear on the signature pages of this Agreement (each a "Bank" and, collectively, the "Banks") or, if applicable, in the Register for whom Chase, subject to Article VII of this Agreement, acts as Agent, and subject to Section
                        7.10 of this Credit Agreement, BANK OF AMERICA, N.A. ("Bank of America") acts as Syndication Agent and BNP Paribas, Citibank, N.A. and UBM-Unicredit Banca Mobiliare act as Co-Documentation Agents. Capitalized terms not otherwise herein defined shall have the respective meanings set forth below in Section 1.01.

                             PRELIMINARY STATEMENTS

1. The Borrowers, the Lenders and the Agent are parties to a Credit Agreement dated as of June 26, 2001, as in effect immediately prior to the Restatement Effective Date (the "Existing Credit Agreement").

2. Pursuant to the Existing Credit Agreement, the Lenders have agreed severally, but not jointly, each for the aggregate amount and in the percentage interest (as to each Lender, the "Percentage Interest") set forth opposite each Lender's name and signature to the Existing Credit Agreement, or if applicable, in any relevant amendment thereto, or, if applicable, in the Register, to provide credits upon the terms and conditions set forth therein.

3. The Borrowers, the Guarantor, the Required Lenders and the Agent are parties to an Amendment and Restatement Agreement dated as of November 17, 2003 (the "Amendment and Restatement Agreement").

4. Subject to the satisfaction of the conditions set forth in the Amendment and Restatement Agreement, the Existing Credit Agreement shall be amended and restated in the form hereof.

            Now, therefore, the Borrowers, the Guarantor, the Lenders and the Agent hereby agree among themselves as follows:

                                   ARTICLE II.

                                   Definitions

            SECTION 1. Definitions. As used in this Agreement, each of the following terms shall have the respective meaning set forth below (such meanings, unless otherwise indicated, to apply to both the singular and plural forms of the terms defined):

            "ABR", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

            "Adjusted LIBO Rate" means, with respect to any Eurocurrency Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

            "Administrative Questionnaire" means an Administrative Questionnaire in a form supplied by the Agent.

            "Affiliate" means, with respect to any Person, any other Person controlling, controlled by or under common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to vote ten percent (10%) or more of the securities having voting power for the election of directors of such Person, or otherwise to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise. With respect to any Lender, the term "Affiliate" shall be deemed to include (a) any entity (whether a corporation, partnership, trust or otherwise) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by such Lender or an Affiliate of such Lender and (b) in the case of any Lender that is a fund that invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

            "Agent" shall mean JPMorgan Chase Bank, and any successor agent under this Agreement.

            "Agreement" means this Agreement, as it may be amended, supplemented or otherwise modified from time to time.

            "Alternate Base Rate" means, for any day, an interest rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate shall be effective from and including the effective date of such change in the Prime Rate, the Base CD Rate or the Federal Funds Effective Rate, respectively.

            "Alternative Committed Currency" means British Pounds Sterling or Euro.

            "Alternative Currency" means (a) any Alternative Committed Currency or Yen or (b) any other currency specified by the Company in a Competitive Bid Request relating to a proposed Competitive Borrowing if such currency is freely transferable and convertible into Dollars in the London market at the time and for which LIBO Rates may be determined at such time by reference to the Telerate screen as provided in the definition of "LIBO Rate".

            "Alternative Currency Borrowing" means a Borrowing comprised of Alternative Currency Loans.

            "Alternative Currency Equivalent" means, with respect to an amount in Dollars on any date in relation to a specified Alternative Currency, the amount of such specified Alternative Currency that may be purchased with such amount of Dollars at the Spot Exchange Rate with respect to such Alternative Currency on such date.

            "Alternative Currency Loan" means any Loan denominated in an Alternative Currency.

            "Amendment and Restatement Agreement" shall have the meaning set forth in Preliminary Statement (3) of this Agreement.

            "Applicable Currency" has the meaning assigned to such term in
Section 2.12.

            "Applicable Percentage" means, with respect to any Lender, the percentage of the total Commitments represented by such Lender's Commitment. If the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon the Commitments most recently in effect, giving effect to any assignments.

            "Applicable Rate" means, for any day, with respect to any Eurocurrency Revolving Loan, or with respect to the facility fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption "Eurocurrency Spread" or "Facility Fee Rate", as the case may be, based upon the ratings by Moody's and S&P, respectively, applicable on such date to the Index Debt:

                                                                              Facility
    Index Debt Ratings:            Ratings        Eurocurrency Spread         Fee Rate
    -------------------            -------        -------------------         --------
         Category 1              >=AA-/Aa3              0.140%                 0.060%
         Category 2                 A+/A1               0.155%                 0.070%
         Category 3                 A/A2                0.170%                 0.080%
         Category 4                 A-/A3               0.200%                 0.100%
         Category 5               BBB+/Baa1             0.375%                 0.125%
         Category 6               BBB/Baa2              0.600%                 0.150%
         Category 7             <=BBB-/Baa3             0.750%                 0.250%

            For purposes of the foregoing, (a) if either Moody's or S&P shall not have in effect a rating for the Index Debt (other than by reason of the circumstances referred to in the last sentence of this definition), then (i) Fitch, Inc. shall be substituted for such rating agency and (ii) if Fitch, Inc. shall not have in effect a rating for the Index Debt (other than by reason of the circumstances referred to in the last sentence of this definition), then such rating agency shall be deemed to have established a rating in Category 7;
(b) if the ratings established or deemed to have been established by Moody's and S&P for the Index Debt shall fall within different Categories, the Applicable Rate shall be based on the higher of the two ratings unless one of the two ratings is two or more Categories lower than the other, in which case the Applicable Rate shall be determined by reference to the Category next below that of the higher of the two ratings; and (c) if the ratings established or deemed to have been established by Moody's and S&P (or, if applicable, Fitch, Inc.) for the Index Debt shall be changed (other than as a result of a change in the rating system of Moody's or S&P (or, if applicable, Fitch, Inc.)), such change shall be effective as of the date on which it is first announced by the applicable rating agency. Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody's, S&P (or, if applicable, Fitch, Inc.) shall change, or if any such applicable rating agency shall cease to be in the business of rating corporate debt obligations, the Borrowers and the Lenders shall negotiate in good faith to amend this definition to reflect such changed rating system or the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the rating most recently in effect prior to such change or cessation.

            "Assessment Rate" means, for any day, the annual assessment rate in effect on such day that is payable by a member of the Bank Insurance Fund classified as "well-capitalized" and within supervisory subgroup "B" (or a comparable successor risk classification) within the meaning of 12 C.F.R. Part 327 (or any successor provision) to the Federal Deposit Insurance Corporation for insurance by such Corporation of time deposits made in dollars at the offices of such member in the United States; provided that if, as a result of any change in any law, rule or regulation, it is no longer possible to determine the Assessment Rate as aforesaid, then the Assessment Rate shall be such annual rate as shall be determined by the Agent to be representative of the cost of such insurance to the Lenders.

            "Assigned Dollar Value" has the meaning assigned to such term in
Section 2.21.

            "Assignment and Acceptance" means an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Agent, in substantially the form of Exhibit A hereto.

            "Assuming Bank" means, at any time, an Eligible Assignee not at such time a Lender hereunder pursuant to Section 2.22.

            "Assumption Agreement" means an agreement in substantially the form of Exhibit D hereto by which an institution agrees to become a Lender party to this Agreement pursuant to Section 2.22 by agreeing to be bound by all obligations of a Lender hereunder.

            "Availability Period" means the period from and including the Closing Date to but excluding the earlier of the Maturity Date and the date of termination of the Commitments.

            "Base CD Rate" means the sum of (a) the Three-Month Secondary CD Rate multiplied by the Statutory Reserve Rate plus (b) the Assessment Rate.

            "Board" means the Board of Governors of the Federal Reserve System of the United States of America.

            "Borrowers" means, at any time, the Company and any Borrowing Subsidiaries.

            "Borrowing" means (a) Revolving Loans to the same Borrower of the same Type and in the same currency, made, converted or continued on the same date and, in the case of Eurocurrency Loans, as to which a single Interest Period is in effect and (b) a Competitive Loan or group of Competitive Loans to the same Borrower of the same Type and in the same currency made on the same date and as to which a single Interest Period is in effect.

            "Borrowing Date" means any Business Day specified in a notice pursuant to Section 2.02 or 2.04 as a date on which the relevant Borrower requests Loans to be made hereunder.

            "Borrowing Request" means a request by any Borrower for a Revolving Borrowing in accordance with Section 2.03.

            "Borrowing Subsidiaries" means any Subsidiaries that become Borrowers pursuant to Section 2.18, other than any such Borrowing Subsidiaries that have ceased to be Borrowers pursuant to Section 2.18.

            "Borrowing Subsidiary Agreement" means a Borrowing Subsidiary Agreement substantially in the form of Exhibit E-1.

            "Borrowing Subsidiary Termination" means a Borrowing Subsidiary Termination substantially in the form of Exhibit E-2.

            "British Pounds Sterling" means lawful money of the United Kingdom.

            "Business Day" means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed, except that when used in connection with a Eurocurrency Loan or an Alternative Currency Loan, "Business Day" also shall exclude any day on which commercial banks in London, England are authorized or required by law to remain closed and if such reference relates to the date for payment or purchase of any sum denominated in (i) any Alternative Currency other than Euro, the principal financial center of the country of such Alternative Currency and (ii) Euro a day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer System (TARGET) is open for settlement of payment in Euro.

            "Capital Lease" means, with respect to any Person, any lease of any property (whether real, personal or mixed) by such Person as lessee that, in accordance with GAAP, either would be required to be classified and accounted for as a capital lease on a balance sheet of such Person or otherwise be disclosed as such in a note to such balance sheet, other than, in the case of the Company, the Guarantor or any of their respective Subsidiaries, any such lease under which the Company, the Guarantor or such Subsidiary is the lessor.

            "Change in Law" means (a) the adoption of any law, rule or regulation after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by any Lender (or, for purposes of Section 2.13(b) or 2.19, by any lending office of such Lender or by such Lender's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

            "Class", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are Revolving Loans or Competitive Loans.

            "Closing Date" means June 26, 2001, which is the date on which the Existing Credit Agreement was executed and delivered.

            "Code" means the Internal Revenue Code of 1986, as amended from time to time.

            "Commitment" means, with respect to each Lender, the commitment of such Lender to make Revolving Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Revolving Credit Exposure hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.07, (b) increased from time to time pursuant to Section
2.22 and (c) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 7.09. The initial amount of each Lender's Commitment as of the Closing Date is set forth on the signature pages hereof, or in the Assignment and Acceptance pursuant to which such Lender shall have assumed its Commitment, as applicable. The initial aggregate amount of the Lenders' Commitments as of the Closing Date was $1,400,000,000.

            "Commitment Date" has the meaning specified in Section 2.22.

            "Commitment Increase" has the meaning specified in Section 2.22.

            "Competitive Bid" means an offer by a Lender to make a Competitive Loan, substantially in the form of Exhibit G-2 or other form agreed to by the Agent and the applicable Borrower, in accordance with Section 2.04.

            "Competitive Bid Rate" means, with respect to any Competitive Bid, the Margin or the Fixed Rate, as applicable, offered by the Lender making such Competitive Bid.

            "Competitive Bid Request" means a request by any Borrower for Competitive Bids, substantially in the form of Exhibit G-1 or other form agreed to by the Agent and the applicable Borrower, in accordance with Section 2.04.

            "Competitive Loan" means a Loan made pursuant to Section 2.04.

            "Consolidated Cash Flow" means, in conformity with GAAP, net cash from operations, as shown in the consolidated statements of cash flows of the Company, the Guarantor and their respective Subsidiaries.

            "Currency Equivalent" means the Dollar Equivalent or the Alternative Currency Equivalent, as the case may be, of the Applicable Currency.

            "Default" means any event or condition that, with the giving of notice, the lapse of time or both, would become an Event of Default.

            "Denomination Date" means, in relation to any Alternative Currency Borrowing, the date that is three Business Days before the date such Borrowing is made.

            "Designated Bidder" means (i) an Eligible Assignee or (ii) a special purpose corporation which is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and that issues (or the parent of which issues) commercial paper rated at least "Prime-1" by Moody's Investors Services, Inc. or "A-1" by Standard & Poor's Ratings Services or a comparable rating from the successor of either of them, that, in either case, (x) is organized under the laws of the United States or any State thereof, (y) shall have become a party hereto pursuant to Section 7.09(d), (e),
(f) and (z) is not otherwise a Lender.

            "Designation Agreement" means a designation agreement entered into by a Lender (other than a Designated Bidder) and a Designated Bidder, and accepted by the Agent, in substantially the form of Exhibit B hereto.

            "Dollar Equivalent" means, with respect to an amount of any Alternative Currency on any date, the amount of Dollars that may be purchased with such amount of the Alternative Currency at the Spot Exchange Rate with respect to the Alternative Currency on such date.

            "Dollars" or "$" refers to lawful money of the United States of America.

            "Domestic Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Domestic Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender, or such other office of such Lender as such Lender may from time to time specify to the Company and the Agent.

            "Eligible Assignee" means (i) a commercial bank, savings and loan institution, insurance company or financial institution organized under the laws of the United States, or any State thereof, which bank, insurance company or financial institution has both assets in excess of One Billion Dollars ($1,000,000,000) and combined capital and surplus in excess of One Hundred Million Dollars ($100,000,000), (ii) a commercial bank organized under the laws of any other country which is a member of the OECD or has concluded special lending arrangements with the International Monetary Fund associated with its General Arrangements to Borrow, or a political subdivision of any such country, which bank has a combined capital and surplus (or the equivalent thereof under the accounting principles applicable thereto) in excess of One Hundred Million Dollars ($100,000,000), provided that such bank is acting through a branch or agency located in the United States, the Cayman Islands or the country in which it is organized or another country which is also a member of the OECD or has concluded special lending arrangements with the International Monetary Fund associated with its General Arrangements to Borrow, (iii) the central bank of any country which is a member of the OECD or (iv) a finance company, insurance company or other financial institution or a fund which is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business, has both total assets in excess of One Billion Dollars ($1,000,000,000) and combined capital and surplus in excess of $100,000,000, is doing business in the United States and is organized under the laws of the United States, or any State thereof, or under the laws of any member country of the OECD.

            "EMU Legislation" means the legislative measures of the European Union for the introduction of, changeover to or operation of the Euro in one or more member states.

            "Environmental Laws" means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

            "Environmental Liability" means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of any of the Company, the Guarantor or their Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

            "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

            "ERISA Affiliate" means with respect to any Person, any trade or business (whether or not incorporated) which is a member of a group of which such Person is a member and which is under common control with such Person within the meaning of Section 414 of the Code, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

            "Euro" or "(euro)" means the single currency of the European Union as constituted by the Treaty on European Union and as referred to in the EMU Legislation.

            "Eurocurrency", when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate (or, in the case of a Competitive Loan, the LIBO Rate).

            "Eurocurrency Lending Office" means, with respect to any Lender, the office of such Lender specified as its "Eurocurrency Lending Office" opposite its name on Schedule I hereto or in the Assignment and Acceptance pursuant to which it became a Lender (or, if no such office is specified, its Domestic Lending Office), or such other office of such Lender as such Lender may from time to time specify to the Company and the Agent.

            "Event of Default" means any of the events specified as such in
Section 6.01 of this Agreement.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Excluded Assets" means any assets sold or otherwise disposed of by a Person, provided such Person, directly or indirectly, has the right to possession or use of such assets notwithstanding such transfer or other disposition.

            "Excluded Indebtedness" means any Indebtedness, including Indebtedness pursuant to a U.S. leveraged lease financing including a U.S. lease to service contract under Section 7701(e) of the Code, the payment of which is provided for by the deposit of cash, cash equivalents or letters of credit with one or more investment-grade banks or other financial institutions acting as payment undertaker, irrespective whether any such arrangement constitutes a defeasance under GAAP.

            "Excluded Taxes" means, with respect to the Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of any Borrower hereunder, (a) income, franchise or other similar taxes imposed on, based on or measured by or with respect to its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located, (b) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction described in clause (a) above, (c) in the case of a Foreign Lender (other than an assignee pursuant to a request by any Borrower under Section 2.17(b)), any withholding tax that (i) is in effect and would apply to amounts payable to such Foreign Lender, at the time such Foreign Lender becomes a party to this Agreement (or designates a new lending office), by a Borrower previously designated hereunder, except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of such designation of a new lending office (or such assignment), to receive additional amounts from the Borrowers with respect to any withholding tax pursuant to Section 2.15(a), or (ii) is attributable to such Foreign Lender's failure to comply with Section 2.15(e),
(d) any withholding tax that is attributable to such Lender's failure to comply with Section 2.15(e), except, in the case of clause (c) above, to the extent that (i) such Lender (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from any Borrower with respect to any withholding tax pursuant to
Section 2.15, or (ii) such withholding tax shall have resulted from the making of any payment to a location other than the office designated by the Agent or such Lender for the receipt of payments of the applicable type and (e) any tax imposed by a jurisdiction to the extent such tax is attributable to a connection between such jurisdiction and the Agent, such Lender or such other recipient, as the case may be, other than a connection arising from the transactions contemplated by this Agreement.

            "Existing Credit Agreement" shall have the meaning set forth in Preliminary Statement (1) of this Agreement.

            "Existing Credit Agreement Effective Date" means the date the Existing Credit Agreement became effective in accordance with its terms.

            "Federal Funds Effective Rate" means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

            "Fixed Rate" means, with respect to any Competitive Loan (other than a Eurocurrency Competitive Loan), the fixed rate of interest per annum specified by the Lender making such Competitive Loan in its related Competitive Bid.

            "Fixed Rate Loan" means a Competitive Loan bearing interest at a Fixed Rate.

            "Foreign Lender" means, with respect to any Borrower, any Lender that is organized under the laws of a jurisdiction other than that in which such Borrower is located. For purposes of this definition, the United States of America, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

            "GAAP" means at any time generally accepted accounting principles in the United States of America.

            "Governmental Authority" means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

            "Guarantee Agreement" means, collectively, (a) the P&O Princess Cruises plc (now known as Carnival plc) Deed of Guarantee dated as of April 17, 2003, between the Guarantor and the Company for the benefit of each Creditor (as defined therein) and (b) the Agreement relating to the P&O Princess Cruises plc (now known as Carnival plc) Deed of Guarantee dated as of November 17, 2003, between the Guarantor and the Company for the benefit of the Lenders, in the forms attached hereto as Exhibits H-1 and H-2, respectively.

            "Hazardous Materials" means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

            "Incorporation Jurisdictions" mean the respective jurisdictions of incorporation or legal organization of the Company and each of its Subsidiaries.

            "Increase Date" has the meaning specified in Section 2.22.

            "Increasing Lender" has the meaning specified in Section 2.22.

            "Indebtedness" means (a) any liability of any Person (i) for borrowed money, or under any reimbursement obligation related to a letter of credit or bid or performance bond facility, or (ii) evidenced by a bond, note, debenture or other evidence of indebtedness (including a purchase money obligation) representing extensions of credit or given in connection with the acquisition of any business, property, service or asset of any kind, including without limitation, any liability under any commodity, interest rate or currency exchange hedge or swap agreement (other than a trade payable, other current liability arising in the ordinary course of business or commodity, interest rate or currency exchange hedge or swap agreement arising in the ordinary course of business) or (iii) for obligations with respect to (A) an operating lease, or
(B) a lease of real or personal property that is or would be classified and accounted for as a Capital Lease; (b) any liability of others either for any lease, dividend or letter of credit, or for any obligation described in the preceding clause (a) that (i) the Person has guaranteed or that is otherwise its legal liability (whether contingent or otherwise or direct or indirect, but excluding endorsements of negotiable instruments for deposit or collection in the ordinary course of business) or (ii) is secured by any Lien on any property or asset owned or held by that Person, regardless whether the obligation secured thereby shall have been assumed by or is a personal liability of that Person; and (c) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (a) and (b), above; provided, however, that "Indebtedness" shall not include Excluded Indebtedness.

            "Indemnified Taxes" means Taxes other than Excluded Taxes.

            "Index Debt" means senior, unsecured, long-term indebtedness for borrowed money of the Company that is not guaranteed by any other Person (other than the Guarantor or, so long as the Obligations are guaranteed by POPCIL pursuant to the P&O Princess Cruises International Limited Deed of Guarantee among POPCIL, the Guarantor and the Company dated June 19, 2003, as in effect on the Restatement Effective Date, POPCIL) or subject to any other credit enhancement.

            "Insufficiency" means, with respect to any Plan, the amount, if any, by which the present value of the vested benefits under such Plan exceeds the fair market value of the assets of such Plan allocable to such benefits.

            "Interest Election Request" means a request by any Borrower to convert or continue a Revolving Borrowing in accordance with Section 2.06.

            "Interest Payment Date" means (a) with respect to any ABR Loan, the last day of each March, June, September and December, (b) with respect to any Eurocurrency Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurocurrency Borrowing with an Interest Period of more than three months' duration, each day that occurs at intervals of three months' duration after the first day of such Interest Period and (c) with respect to any Fixed Rate Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Fixed Rate Borrowing with an Interest Period of more than 90 days' duration (unless otherwise specified in the applicable Competitive Bid Request), each day prior to the last day of such Interest Period that occurs at intervals of 90 days' duration after the first day of such Interest Period, and any other dates that are specified in the applicable Competitive Bid Request as Interest Payment Dates with respect to such Borrowing.

            "Interest Period" means (a) with respect to any Eurocurrency Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as the applicable Borrower may elect, and (b) with respect to any Fixed Rate Borrowing, the period (which shall not be less than seven days or more than 180 days) commencing on the date of such Borrowing and ending on the date specified in the applicable Competitive Bid Request; provided, that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding

Business Day unless, in the case of a Eurocurrency Borrowing only, such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period pertaining to a Eurocurrency Borrowing that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and, in the case of a Revolving Borrowing, thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

            "Lenders" means the Banks listed on the signature pages hereof, each Eligible Assignee that shall become a party hereto pursuant to Section 7.09(a),
(b) and (c) or Section 2.22 and, except when used in reference to a Revolving Loan, a Borrowing with respect to a Revolving Loan, a Commitment, the Maturity Date or a related term, each Designated Bidder.

            "Lending Office" means the International Banking Facility of the Agent in New York City, or any other office or affiliate of the Agent hereafter selected and notified to the Borrower from time to time by the Agent.

            "LIBO Rate" means, with respect to any Eurocurrency Borrowing for any Interest Period, the rate per annum determined by reference to the British Bankers' Association Interest Settlement Rates for deposits with a maturity comparable to such Interest Period denominated in the currency in which such Eurocurrency Borrowing is denominated as reflected on the applicable Telerate Screen (or on any successor or substitute page of the Telerate Service, or any successor to or substitute for the Telerate Service, providing rate quotations comparable to those currently provided on such Service, as determined by the Agent from time to time or purposes of providing quotations of interest rates applicable to deposits in the currency in which such Borrowing is denominated) at approximately 11:00 a.m., London time, on the Quotation Day for the currency in which such Borrowing is denominated. In the event that such rate is not available at such time for any reason, then the "LIBO Rate" with respect to such Eurocurrency Borrowing for such Interest Period shall be the average of the rates at which dollar deposits of $5,000,000 (or in the case of Eurocurrency Borrowings denominated in an Alternative Currency, deposits with a Dollar Equivalent of $5,000,000) and for a maturity comparable to such Interest Period are offered by the principal London office of each of the Reference Lenders in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, on the Quotation Day for the currency in which such Borrowing is denominated prior to the commencement of such Interest Period. In the event the LIBO Rate is determined as set forth in the next preceding sentence, the LIBO Rate shall be determined by the Agent on the basis of the applicable rates furnished to and received by the Agent from the Reference Lenders on the applicable Quotation Day.

            "Lien" means any lien, charge, easement, claim, mortgage, Option, pledge, right of first refusal, right of usufruct, security interest, servitude, transfer restriction or other encumbrance or any restriction or limitation of any kind (including, without limitation, any adverse claim to title, conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest).

            "Loan" means any loan made by a Lender to a Borrower pursuant to this Agreement.

            "Loan Documents" mean this Agreement, any Borrowing Subsidiary Agreement, any Borrowing Termination Agreement, the Guarantee Agreement and the Amendment and Restatement Agreement.

            "Local Time" means (a) with respect to any Loan or Borrowing denominated in Dollars, New York City time and (b) with respect to any Loan or Borrowing denominated in any Alternative Currency, London time (or such other time as the Agent may designate in respect of the applicable currency).

            "Margin" means, with respect to any Competitive Loan bearing interest at a rate based on the LIBO Rate, the marginal rate of interest, if any, to be added to or subtracted from the LIBO Rate to determine the rate of interest applicable to such Loan, as specified by the Lender making such Loan in its related Competitive Bid.

            "Material Adverse Effect" means a material adverse effect on (a) the business, assets, operations, prospects or condition, financial or otherwise, of the Company, the Guarantor and their respective Subsidiaries taken as a whole or
(b) the ability of the Company, the Guarantor and their respective Subsidiaries taken as a whole to perform any of their respective obligations under this Agreement or the Guarantee Agreement.

            "Material Subsidiary" means (a) each Borrowing Subsidiary and (b) any Subsidiary which at the time of any determination thereof has Tangible Net Worth equal to or exceeding $75,000,000.

            "Maturity Date" means June 26, 2006.

            "Moody's" means Moody's Investors Service, Inc.

            "Multiemployer Plan" means a "multiemployer plan" as defined in
Section 4001(a)(3) of ERISA to which a Person or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding three plan years made or accrued an obligation to make contributions.

            "Multiple Employer Plan" means an employee benefit plan, other than a Multiemployer Plan, subject to Title IV of ERISA to which a Person or any ERISA Affiliate, and more than one employer other than such Person or ERISA Affiliate, is making or accruing an obligation to make contributions or, in the event that any such plan has been terminated, to which the Person or any ERISA Affiliate made or accrued an obligation to make contributions during any of the five plan years preceding the date of termination of such plan.

            "OECD" means the Organization for Economic Cooperation and Development.

            "Obligations" mean all obligations, including but not limited to, all principal, interest, fees, expenses and other obligations set forth in
Article II and Section 9.04 hereof, of every nature of any Borrower from time to time owed to the Agent, any of the Lenders, or all of them, under any of the Loan Documents.

            "Option" means (1) any right to buy or sell specific property in exchange for an agreed upon sum, (2) any right to receive funds, the amount of which is determined by reference to the value of capital stock or the purchase price thereof, (3) any right of the type or kind referred to as a "phantom stock right," and (4) any other right commonly known or referred to as an "option."

            "Other Taxes" means any and all present or future recording, stamp, documentary, excise, transfer, sales, property or similar taxes, charges or levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement other than (1) Excluded Taxes, (2) any Taxes required to be paid solely as a result of the execution or delivery of an instrument effecting an assignment, designation or participation contemplated in Section 7.09(a), (d) or (h) (excluding any designation or assignment initiated pursuant to Section 2.17), and (3) any stamp, documentary, property or similar tax imposed by the State of Florida solely as a result of the Agent or any Lender bringing this Agreement or any promissory note executed pursuant to Section 2.08(e) into the State of Florida other than for the purpose of enforcement of any of the rights of any Agent or any Lender after the occurrence and during the continuance of an Event of Default.

            "PBGC" means the Pension Benefit Guaranty Corporation, or any entity or entities succeeding to any or all its functions under ERISA.

            "Percentage Interest" shall have the meaning set forth in Preliminary Statement (2) of this Agreement.

            "Person" means any individual, corporation, partnership, business trust, joint venture, association, joint stock company, trust or other unincorporated organization, whether or not a legal entity, or any government or agency or political subdivision thereof.

            "Plan" means, at any time, any employee pension benefit plan maintained by a Person, any of its subsidiaries, or any ERISA Affiliate of such Person or its subsidiaries, which employee pension benefit plan is covered by Title IV of ERISA or is subject to the minimum funding standards of the Code.

            "POPCIL" means P&O Princess Cruises International Limited, a wholly owned direct Subsidiary of the Guarantor, incorporated and registered in England and Wales.

            "Prime Rate" means the rate of interest per annum publicly announced from time to time by JPMorgan Chase Bank as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

            "Quotation Day" in respect of the determination of the LIBO Rate for any Interest Period (a) for any Eurocurrency Borrowing in Dollars or any Alternative Currency (other than British Pounds Sterling), means the day on which quotations would ordinarily be given by prime banks in the London interbank market for deposits in the currency in which such Borrowing is denominated for delivery on the first day of such Interest Period; provided, that if quotations would ordinarily be given on more than one date, the Quotation Day for such Interest Period shall be the last of such dates and (b) for any Eurocurrency Borrowing denominated in British Pounds Sterling, means the first day of such Interest Period.

            "Reference Lender" means any of, and "Reference Lenders" means all of, Chase, Bank of America and Citibank, N.A.

            "Register" shall have the meaning set forth in Section 7.09(g) of this Agreement.

            "Required Lenders" means, at any time, Lenders having Revolving Credit Exposures and unused Commitments representing more than 50% of the sum of the total Revolving Credit Exposures and unused Commitments at such time; provided that, for purposes of declaring the Loans to be due and payable pursuant to Article VI, and for all purposes after the Loans become due and payable pursuant to Article VI or the Commitments expire or terminate, the outstanding Competitive Loans of the Lenders shall be included in their respective Revolving Credit Exposures in determining the Required Lenders.

            "Restatement Effective Date" shall have the meaning given such term in the Amendment and Restatement Agreement.

            "Restatement Transactions" means the execution and delivery of the Amendment and Restatement Agreement by each Person party thereto, the satisfaction of the conditions to the effectiveness thereof, and the consummation of the transactions contemplated thereby, including the amendments to the Existing Credit Agreement effected by the restatement thereof.

            "Revaluation Date" means, with respect to an Alternative Currency Borrowing, (a) the last day of each Interest Period with respect to such Borrowing (and if such Interest Period has a duration of more than three months, each day prior to the last day of such Interest Period that occurs at intervals of three months duration after the first day of such Interest Period and (b) any Business Day requested by the Company upon at least four Business Days' notice; provided that such requests by the Company, when added to requests pursuant to clause (a) hereof, shall not be made more than twice in any calendar month).

            "Revolving Credit Exposure" means, with respect to any Lender at any time, the sum of (a) the outstanding principal amount of such Lender's Revolving Loans denominated in Dollars plus (b) the Assigned Dollar Value at such time of the outstanding principal amount of such Lender's Revolving Loans denominated in Alternative Committed Currencies.

            "Revolving Loan" means a Loan made pursuant to Section 2.03.

            "S&P" means Standard & Poor's.

            "Solvent" means with respect to any Person on a particular date, that on such date (i) the fair market value of the assets of such Person is greater than the total amount of liabilities (including the present or expected value of contingent liabilities) of such Person, (ii) the present fair salable value of the assets of such Person is greater than the amount that will be required to pay the probable liabilities of such Person for its debts as they become absolute and matured, (iii) such Person is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature, (iv) such Person does not have unreasonably small capital and (v) such Person does not intend to or believe it will incur debts beyond its ability to pay as they mature.

            "Spot Exchange Rate" means, on any day, (a) with respect to any Alternative Currency in relation to Dollars, the spot rate at which Dollars are offered on such day for such Alternative Currency which appears on page FX of the Reuters Screen at approximately 3:00 p.m., London time (and if such spot rate is not available on the applicable page of the Reuters Screen, such spot rate as quoted by Chase Manhattan International Limited at approximately 3:00 p.m., London time), and (b) with respect to Dollars in relation to any specified Alternative Currency, the spot rate at which such specified Alternative Currency is offered on such day for Dollars which appears on page FX of the Reuters Screen at approximately 3:00 p.m., London time (and if such spot rate is not available on the applicable page of the Reuters Screen, such spot rate as quoted by Chase Manhattan International Limited at approximately 3:00 p.m., London time). For purposes of determining the Spot Exchange Rate in connection with an Alternative Currency Borrowing, such Spot Exchange Rate shall be determined as of the Denomination Date for such Borrowing with respect to transactions in the applicable Alternative Currency that will settle on the date of such Borrowing.

            "Statutory Reserve Rate" means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Agent is subject (a) with respect to the Base CD Rate, for new negotiable nonpersonal time deposits in Dollars of over $100,000 with maturities approximately equal to three months, and (b) with respect to the Adjusted LIBO Rate, for

Eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurocurrency Loans shall be deemed to constitute Eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

            "subsidiary" means, with respect to any Person, any corporation, association, partnership or other business entity of which a majority of the voting power entitled to vote in the election of directors, managers or trustees thereof is at the time owned, directly or indirectly, by such Person or by one or more other subsidiaries, or by such Person and one or more other subsidiaries, or a combination thereof.

            "Subsidiary" means any subsidiary of the Company or the Guarantor.

            "Tangible Net Worth" means for any Person at any time (a) the sum without duplication, to the extent shown on such Person's balance sheet, of (i) the amount of issued and outstanding share capital, but less the cost of treasury shares, plus (ii) the amount paid in capital and retained earnings, less (b) intangible assets as determined in accordance with GAAP (excluding, for the avoidance of doubt, equity method goodwill).

            "Taxes" means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

            "Termination Event" means (i) a "reportable event," as such term is described in Section 4043 of ERISA (other than a "reportable event" not subject to the provision for 30 day notice to the PBGC), or an event described in
Section 4068(f) of ERISA, or (ii) the withdrawal of the Borrower or any ERISA Affiliate from a Multiple Employer Plan during a plan year in which it was a "substantial employer," as such term is defined in Section 4001(a)(2) of ERISA, or the incurrence of liability by the Borrower or any ERISA Affiliate under
Section 4064 of ERISA upon the termination of a Multiple Employer Plan, or (iii) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under Section 4041A of ERISA, or (iv) the institution of proceedings to terminate a Plan by the PBGC under Section 4042 of ERISA, or
(v) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan.

            "Three-Month Secondary CD Rate" means, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day is not a Business Day, the next preceding Business
Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day) or, if such rate is not so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 a.m., New York City time, on such day (or, if such day is not a Business Day, on the next preceding Business Day) by the Agent from three negotiable certificate of deposit dealers of recognized standing selected by it.

            "Total Capital" means the sum of the Total Debt and Tangible Net Worth of the Company, the Guarantor and their respective Subsidiaries.

            "Total Credit Exposure" means, at any time, the sum of (a) the aggregate principal amount at such time of all outstanding Loans denominated in Dollars, plus (b) the Assigned Dollar Value at such time of the aggregate principal amount of all outstanding Alternative Currency Loans.

            "Total Debt" means, at a particular date, the sum (without duplication) of (y) all amounts which would, in accordance with GAAP, constitute short term debt and long term debt of the Company, the Guarantor and their respective Subsidiaries as of such date and (z) the amount of any Indebtedness outstanding on such date and not included in the amounts specified in clause
(y), singly or in the aggregate, in excess of Fifty Million Dollars ($50,000,000), of any Person other than the Company, the Guarantor or any of their respective Subsidiaries, which Indebtedness (i) has been and remains guaranteed on such date by the Company, the Guarantor or any of their respective Subsidiaries or is otherwise the legal liability of the Company, the Guarantor or any of their respective Subsidiaries (whether contingent or otherwise or direct or indirect, but excluding endorsements of negotiable instruments for deposit or collection in the ordinary course of business), or (ii) is secured by any Lien on any property or asset owned or held by the Company, the Guarantor or any of their respective Subsidiaries, regardless of whether the obligation secured thereby shall have been assumed or is a personal liability of the Company, the Guarantor or any of their respective Subsidiaries; provided that "Total Debt" shall not include (a) any Excluded Indebtedness or (b) Indebtedness pursuant to any commodity, interest rate or currency exchange hedge or swap agreement.

            "Transaction" means the extension of credit contemplated by the Loan Documents.

            "Type", when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate, the Alternate Base Rate or, in the case of a Competitive Loan or Borrowing, the LIBO Rate or a Fixed Rate.

            "Withdrawal Liability" shall have the meaning given such term under
Part I of Subtitle E of Title IV of ERISA.

            "Yen" or "(Yen)" means the lawful money of Japan.

            SECTION 2. Governing Language. All documents, notices and demands and financial statements to be delivered by any Person to the Agent or any Lender pursuant to this Agreement shall be in the English language.

            SECTION 3. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and each of the words "to" and "until" means "to but excluding".

            SECTION 4. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Class (e.g., a "Revolving Loan") or by Type (e.g., a "Eurocurrency Loan") or by Class and Type (e.g., a "Eurocurrency Revolving Loan"). Borrowings also may be classified and referred to by Class (e.g., a "Revolving Borrowing") or by Type (e.g., a "Eurocurrency Borrowing") or by Class and Type (e.g., a "Eurocurrency Revolving Borrowing").

            SECTION 5. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person's successors and assigns, (c) the words "herein", "hereof" and "hereunder" and words of similar import shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

            SECTION 6. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Company notifies the Agent that the Company requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Closing Date in GAAP or in the application thereof on the operation of such provision (or if the Agent notifies the Company that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

                                   ARTICLE III.

                                   The Credits

            SECTION 1. Commitments. Subject to the terms and conditions set forth herein, each Lender agrees to make Revolving Loans in Dollars or in any Alternative Committed Currency to any Borrower from time to time during the Availability Period in an aggregate principal amount that will not result in (a) such Lender's Revolving Credit Exposure exceeding such Lender's Commitment, (b) the Total Credit Exposure exceeding the total Commitments or (c) the aggregate principal amount of outstanding Revolving Loans denominated in any single Alternative Committed Currency exceeding $750,000,000 (based on Assigned Dollar Values). Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Revolving Loans.

            SECTION 2. Loans and Borrowings. (a) Each Revolving Loan shall be made as part of a Borrowing consisting of Revolving Loans made by the Lenders ratably in accordance with their respective Commitments. Each Competitive Loan shall be made in accordance with the procedures set forth in Section 2.04. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Commitments and Competitive Bids of the Lenders are several and no Lender shall be responsible for any other Lender's failure to make Loans as required.

            (b) Subject to Section 2.12, (i) each Revolving Borrowing shall be comprised entirely of ABR Loans or Eurocurrency Loans as the applicable Borrower may request in accordance herewith (except that a Revolving Borrowing denominated in an Alternative Committed Currency must be comprised entirely of Eurocurrency Loans), and (ii) each Competitive Borrowing shall be comprised entirely of Eurocurrency Loans or Fixed Rate Loans as the applicable Borrower may request in accordance herewith. Each Lender at its option may make any Eurocurrency Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the applicable Borrower to repay such Loan in accordance with the terms of this Agreement.

            (c) At the commencement of each Interest Period for any Eurocurrency Revolving Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $10,000,000. At the time that each ABR Revolving Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $10,000,000; provided that an ABR Revolving Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Commitments. Each Competitive Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $10,000,000. Subject to Section 2.12, Loans made pursuant to any Alternative Currency Borrowing shall be made in the Alternative Currency specified in the applicable Borrowing Request or Competitive Bid Request in an aggregate amount equal to the Alternative Currency Equivalent of the Dollar amount specified in such Borrowing Request or, in the case of a

Competitive Borrowing, the Dollar amount accepted pursuant to Section 2.04 (in each case as determined by the Agent based upon the applicable Spot Exchange Rate as of the Denomination Date for such Borrowing (which determination shall be conclusive absent manifest error)); provided, that for purposes of the borrowing amounts specified above, each Alternative Currency Borrowing shall be deemed to be in a principal amount equal to its Assigned Dollar Value. Borrowings of more than one Type and Class may be outstanding at the same time; provided that there shall not at any time be more than a total of six Eurocurrency Revolving Borrowings outstanding.

            (d) Notwithstanding any other provision of this Agreement, the Borrowers shall not be entitled to request, or to elect to convert or continue any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.

            SECTION 3. Requests for Revolving Borrowings. To request a Revolving Borrowing, the applicable Borrower shall notify the Agent of such request by telephone (a) in the case of a Eurocurrency Borrowing denominated in Dollars, not later than 11:00 a.m., New York City time, three Business Days before the date of the proposed Borrowing, (b) in the case of a Eurocurrency Borrowing denominated in an Alternative Committed Currency, not later than 11:00 a.m., New York City time three Business Days before the date of the proposed Borrowing or
(c) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, on the date of the proposed Borrowing. Each such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Agent of a written Borrowing Request in a form approved by the Agent and signed by the applicable Borrower. Each such telephonic and written Borrowing Request shall specify the following information in compliance with
Section 2.02:

            (a) the aggregate amount (expressed in Dollars) and currency (which must be Dollars or an Alternative Committed Currency) of the requested Borrowing;

            (b) the requested Borrowing Date, which shall be a Business Day;

            (c) whether such Borrowing is to be an ABR Borrowing or a Eurocurrency Borrowing;

            (d) in the case of a Eurocurrency Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term "Interest Period";

            (e) the location and number of the applicable Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.05; and

            (f) the identity of the Borrower in respect of such Borrowing.

If no election as to the Type of Revolving Borrowing is specified, then the requested Revolving Borrowing shall be an ABR Borrowing (if denominated in Dollars) or a

Eurocurrency Borrowing (if denominated in an Alternative Committed Currency). If no election as to the currency of the requested Revolving Borrowing is specified, then the requested Revolving Borrowing shall be denominated in Dollars. If no Interest Period is specified with respect to any requested Eurocurrency Revolving Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month's duration. If no election as to the identity of the Borrower is specified, then the requested Revolving Borrowing shall be made by the Company. Promptly following receipt of a Borrowing Request in accordance with this Section, the Agent shall advise each Lender of the details thereof and of the amount of such Lender's Loan to be made as part of the requested Borrowing.

            SECTION 4. Competitive Bid Procedure. (a) Subject to the terms and conditions set forth herein, from time to time during the Availability Period the Borrowers may request Competitive Bids and may (but shall not have any obligation to) accept Competitive Bids and borrow Competitive Loans denominated in Dollars or any Alternative Currency; provided that the Total Credit Exposure at any time shall not exceed the total Commitments. To request Competitive Bids, the applicable Borrower shall notify the Agent of such request by telephone, (i) in the case of a Eurocurrency Borrowing denominated in Dollars, not later than 11:00 a.m., New York City time, four Business Days before the date of the proposed Borrowing, (ii) in the case of a Eurocurrency Borrowing denominated in any Alternative Currency, not later than 11:00 a.m., New York City time, four Business Days before the date of the proposed Borrowing and (iii) in the case of a Fixed Rate Borrowing, not later than 10:00 a.m., New York City time, one Business Day before the date of the proposed Borrowing; provided that the applicable Borrower may submit not more than one Competitive Bid Request on the same day. Each such telephonic Competitive Bid Request shall be confirmed promptly by hand delivery or telecopy to the Agent of a written Competitive Bid Request in a form approved by the Agent and signed by the applicable Borrower. Each such telephonic and written Competitive Bid Request shall specify the following information in compliance with Section 2.02:

            (a) the aggregate amount (expressed in Dollars) and currency of the requested Borrowing;

            (b) the requested Borrowing Date, which shall be a Business Day;

            (c) whether such Borrowing is to be a Eurocurrency Borrowing or a Fixed Rate Borrowing;

            (d) the Interest Period to be applicable to such Borrowing, which shall be a period contemplated by the definition of the term "Interest Period";

            (e) the location and number of the applicable Borrower's account to which funds are to be disbursed, which shall comply with the requirements of Section 2.05; and

            (f) the identity of the Borrower in respect of such Borrowing.

Promptly following receipt of a Competitive Bid Request in accordance with this Section, the Agent shall notify the Lenders of the details thereof by telecopy, inviting the Lenders to submit Competitive Bids.

            (b) Each Lender may (but shall not have any obligation to) make one or more Competitive Bids to the applicable Borrower in response to a Competitive Bid Request. Each Competitive Bid by a Lender must be in a form approved by the Agent and must be received by the Agent by telecopy, (i) in the case of a Eurocurrency Competitive Borrowing denominated in Dollars, not later than 9:30 a.m., New York City time, three Business Days before the proposed date of such Competitive Borrowing, (ii) in the case of a Eurocurrency Competitive Borrowing denominated in any Alternative Currency, not later than 9:30 a.m., New York City time, three Business Days before the proposed date of such Competitive Borrowing and (iii) in the case of a Fixed Rate Borrowing, not later than 9:30 a.m., New York City time, on the proposed date of such Competitive Borrowing. Competitive Bids that do not conform substantially to the form approved by the Agent may be rejected by the Agent, and the Agent shall notify the applicable Lender as promptly as practicable. Each Competitive Bid shall specify (i) the principal amount (expressed in Dollars) and currency (which shall be a minimum of $5,000,000 and an integral multiple of $1,000,000 and which may equal the entire principal amount of the Competitive Borrowing requested by the applicable Borrower) (which amount may exceed such Lender's Commitment) of the Competitive Loan or Loans that the Lender is willing to make, (ii) the Competitive Bid Rate or Rates at which the Lender is prepared to make such Loan or Loans (expressed as a percentage rate per annum in the form of a decimal to no more than four decimal places) and (iii) the Interest Period applicable to each such Loan and the last day thereof.

            (c) The Agent shall promptly notify the applicable Borrower by telecopy of the Competitive Bid Rate and the principal amount specified in each Competitive Bid and the identity of the Lender that shall have made such Competitive Bid.

            (d) Subject only to the provisions of this paragraph, the applicable Borrower may accept or reject any Competitive Bid. Such Borrower shall notify the Agent by telephone, confirmed by telecopy in a form approved by the Agent, whether and to what extent it has decided to accept or reject each Competitive Bid, (i) in the case of a Eurocurrency Competitive Borrowing denominated in Dollars, not later than 10:30 a.m., New York City time, three Business Days before the date of the proposed Competitive Borrowing, (ii) in the case of a Eurocurrency Competitive Borrowing denominated in an Alternative Currency, not later than 10:30 a.m., New York City time, three Business Days before the date of the proposed Competitive Borrowing and (iii) in the case of a Fixed Rate Borrowing, not later than 10:30 a.m., New York City time, on the proposed date of the Competitive Borrowing; provided that (i) the failure of such Borrower to give such notice shall be deemed to be a rejection of each Competitive Bid, (ii) such Borrower shall not accept a Competitive Bid made at a particular Competitive Bid Rate if such Borrower rejects a Competitive Bid made at a lower Competitive Bid Rate, (iii) the aggregate amount of the Competitive Bids accepted by such Borrower shall not exceed the aggregate amount of the requested Competitive Borrowing specified in the related Competitive Bid Request, (iv) to the extent necessary to comply with clause (iii) above, such Borrower may accept Competitive Bids at the same Competitive Bid Rate in part, which acceptance, in the case of multiple Competitive Bids at such Competitive Bid Rate, shall be made pro rata in accordance with the amount of each such Competitive Bid, and (v) except pursuant to clause (iv) above, no Competitive Bid shall be accepted for a Competitive Loan unless such Competitive Loan is in a minimum principal amount (expressed in Dollars) of $5,000,000 and an integral multiple of $1,000,000; provided further that if a Competitive Loan must be in an amount (expressed in Dollars) less than $5,000,000 because of the provisions of clause (iv) above, such Competitive Loan may be for a minimum amount (expressed in Dollars) of $1,000,000 or any integral multiple thereof, and in calculating the pro rata allocation of acceptances of portions of multiple Competitive Bids at a particular Competitive Bid Rate pursuant to clause (iv) the amounts shall be rounded to integral multiples of $1,000,000 in a manner determined by such Borrower. A notice given by such Borrower pursuant to this paragraph shall be irrevocable.

            (e) The Agent shall promptly notify each bidding Lender by telecopy whether or not its Competitive Bid has been accepted (and, if so, the amount and Competitive Bid Rate so accepted), and each successful bidder will thereupon become bound, subject to the terms and conditions hereof, to make the Competitive Loan in respect of which its Competitive Bid has been accepted.

            (f) If the Agent shall elect to submit a Competitive Bid in its capacity as a Lender, it shall submit such Competitive Bid directly to the applicable Borrower at least one quarter of an hour earlier than the time by which the other Lenders are required to submit their Competitive Bids to the Agent pursuant to paragraph (b) of this Section.

            SECTION 5. Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 12:00 noon, New York City time (or time of such other city designated by the Agent), to the account of the Agent most recently designated by it for such purpose by notice to the Lenders. The Agent will make such Loans available to the applicable Borrower by promptly crediting the amounts so received, in like funds, to an account designated by such Borrower.

            (b) Unless the Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Agent such Lender's share of such Borrowing, the Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the applicable Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Borrowing available to the Agent, then the applicable Lender and the applicable Borrower severally agree to pay to the Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to such Borrower to but excluding the date of payment to the Agent, at
(i) in the case of such Lender, the greater of (A)(1) the Federal Funds Effective Rate in the case of Loans denominated in Dollars and (2) the rate reasonably determined by the Agent to be the cost to it of funding such amount, in the case of Loans denominated in any other currency, and (B) a rate determined by the Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of such Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Agent, then such amount shall constitute such Lender's Loan included in such Borrowing. If such Borrower pays such amount to the Agent, such Lender agrees to reimburse such Borrower for any amount in excess of the amount of interest such Borrower would have owed without giving effect to the provisions of this Section.

            SECTION 6. Interest Elections. (a) Each Revolving Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurocurrency Revolving Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the applicable Borrower may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurocurrency Revolving Borrowing, may elect Interest Periods therefor, all as provided in this Section. The applicable Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing. This Section shall not apply to Competitive Borrowings, which may not be converted or continued.

            (b) To make an election pursuant to this Section, the applicable Borrower shall notify the Agent of such election by telephone by the time that a Borrowing Request would be required under Section 2.03 if such Borrower were requesting a Revolving Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly by hand delivery or telecopy to the Agent of a written Interest Election Request in a form approved by the Agent and signed by such Borrower. Notwithstanding any other provision of this Section, no Borrower shall be permitted to (i) change the currency of any Borrowing or (ii) convert any Alternative Currency Borrowing to an ABR Borrowing.

            (c) Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

            (a) the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);

            (b) the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

            (c) if the Borrowing is denominated in Dollars, whether the resulting Borrowing is to be an ABR Borrowing or a Eurocurrency Borrowing; and

            (d) if the resulting Borrowing is a Eurocurrency Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period".

If any such Interest Election Request requests a Eurocurrency Borrowing but does not specify an Interest Period, then the applicable Borrower shall be deemed to have selected an Interest Period of one month's duration.

            (d) Promptly following receipt of an Interest Election Request, the Agent shall advise each Lender of the details thereof and of such Lender's portion of each resulting Borrowing.

            (e) If the applicable Borrower fails to deliver a timely Interest Election Request with respect to a Eurocurrency Revolving Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall (i) in the case of a Borrowing denominated in Dollars, be converted to an ABR Borrowing or (ii) in the case of a Borrowing denominated in an Alternative Committed Currency, be continued as a Eurocurrency Revolving Borrowing with an Interest Period of one month's duration. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Agent, at the request of the Required Lenders, so notifies the applicable Borrower, then, so long as an Event of Default is continuing (i) no outstanding Revolving Borrowing denominated in Dollars may be converted to or continued as a Eurocurrency Borrowing, (ii) unless repaid, each Eurocurrency Revolving Borrowing denominated in Dollars shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto and (iii) any Borrowing denominated in any Alternative Committed Currency shall be continued as a Eurocurrency Revolving Borrowing with an Interest Period of one month's duration at the end of the Interest Period applicable thereto.

            SECTION 7. Termination and Reduction of Commitments. (a) Unless previously terminated, the Commitments shall terminate on the Maturity Date.

            (b) The Company may at any time terminate, or from time to time reduce, the Commitments; provided that (i) each reduction of the Commitments shall be in an amount that is an integral multiple of $1,000,000 and not less than $10,000,000 and (ii) the Company shall not terminate or reduce the Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.07, the Total Credit Exposure would exceed the total Commitments.

            (c) The Company shall notify the Agent of any election to terminate or reduce the Commitments under paragraph (b) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Company pursuant to this Section shall be irrevocable; provided that a notice of termination of the Commitments delivered by the Company may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Company (by notice to the Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments.

            SECTION 8. Repayment of Loans; Evidence of Debt. (a) Each Borrower hereby unconditionally promises to pay (i) to the Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan made to it on the Maturity Date and (ii) to the Agent for the account of each Lender the then unpaid principal amount of each Competitive Loan made to it on the last day of the Interest Period applicable to such Loan.

            (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of each Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

            (c) The Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Borrower thereof, the Class and Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from each Borrower to each Lender hereunder and (iii) the amount of any sum received by the Agent hereunder for the account of the Lenders and each Lender's share thereof.

            (d) The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein and, in the case of the accounts maintained pursuant to clause (c), shall be available for inspection and copying (at the expense of the applicable Borrower or Lender) by any Borrower or Lender at any reasonable time and upon reasonable prior notice; provided that the failure of any Lender or the Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of any Borrower to repay its Loans in accordance with the terms of this Agreement.

            (e) Any Lender may request that Loans made by it to any Borrower be evidenced by a promissory note. In such event, the applicable Borrower shall prepare, execute and deliver to such Lender a promissory note payable to the order of such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Agent and the Company. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 7.09) be represented by one or more promissory notes in such form payable to the order of the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

            SECTION 9. Prepayment of Loans. (a) Each Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with paragraph (b) of this Section; provided that the

Borrowers shall not have the right to prepay any Competitive Loan without the prior consent of the Lender thereof.

            (b) If, on any Revaluation Date, the Total Credit Exposure exceeds 105% of the total Commitments, then the Company shall, not later than the next Business Day after the Company receives notice thereof from the Agent, prepay, or cause one or more of the other Borrowers to prepay, one or more Revolving Borrowings in an aggregate amount sufficient to reduce the Total Credit Exposure to an amount not exceeding the total Commitments; provided that the Borrowers shall not be required to prepay any Competitive Loans pursuant to this paragraph.

            (c) The Borrowers shall make the prepayments required pursuant to
Section 5.01(g).

            (d) The Company shall notify the Agent by telephone (confirmed by telecopy) of any prepayment hereunder (i) in the case of prepayment of a Eurocurrency Revolving Borrowing, not later than 11:00 a.m., New York City time, two Business Days before the date of prepayment, or (ii) in the case of prepayment of an ABR Revolving Borrowing, not later than 11:00 a.m., New York City time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by Section 2.07, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.07. Promptly following receipt of any such notice relating to a Revolving Borrowing, the Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Revolving Borrowing shall be in an amount that would be permitted in the case of an advance of a Revolving Borrowing of the same Type as provided in Section 2.02. Each prepayment of a Revolving Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.11.

            SECTION 10. Fees. (a) The Company agrees to pay to the Agent for the account of each Lender a facility fee, which shall accrue at the Applicable Rate on the daily amount of the Commitment of such Lender (whether used or unused) during the period from and including the Closing Date to but excluding the date on which such Commitment terminates; provided that, if such Lender continues to have any Revolving Credit Exposure after its Commitment terminates, then such facility fee shall continue to accrue on the daily amount of such Lender's Revolving Credit Exposure from and including the date on which its Commitment terminates to but excluding the date on which such Lender ceases to have any Revolving Credit Exposure. Accrued facility fees shall be payable in arrears on the last day of March, June, September and December of each year and on the date on which the Commitments terminate, commencing on the first such date to occur after the date hereof; provided that any facility fees accruing after the date on which the Commitments terminate shall be payable on demand. All facility fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

            (b) For each day on which the Total Credit Exposure is in excess of 50% of the total Commitments as of such day (and for each day after the day on which the Commitments terminate) the Company agrees to pay to the Agent, for the account of each Lender a utilization fee, which shall accrue at the rate per annum equal to 0.10% on the amount of the Revolving Credit Exposure of such Lender on such day. Accrued utilization fees shall be payable in arrears on the last day of March, June, September and December of each year and on the date on which the Commitments terminate, commencing on the first such date to occur after the date hereof; provided that any utilization fees accruing after the date on which the Commitments terminate shall be payable on demand. All utilization fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

            (c) The Company agrees to pay to the Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Company and the Agent.

            (d) All fees payable hereunder shall be paid in Dollars on the dates due, in immediately available funds, to the Agent for distribution, in the case of facility fees and utilization fees, to the Lenders. Fees paid shall not be refundable under any circumstances.

            SECTION 11. Interest. (a) The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate.

            (b) The Loans comprising each Eurocurrency Borrowing shall bear interest (i) in the case of a Eurocurrency Revolving Loan, at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate, or (ii) in the case of a Eurocurrency Competitive Loan, at the LIBO Rate for the Interest Period in effect for such Borrowing plus (or minus, as applicable) the Margin applicable to such Loan.

            (c) Each Fixed Rate Loan shall bear interest at the Fixed Rate applicable to such Loan.

            (d) Notwithstanding the foregoing, if any principal of or interest on any Loan or any fee or other amount payable by any Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section.

            (e) Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and, in the case of Revolving Loans, upon termination of the Commitments; provided that (i) interest accrued pursuant to paragraph

(d) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Revolving Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurocurrency Revolving Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.

            (f) All interest hereunder shall be computed on the basis of a year of 360 days, except that (i) interest on Borrowings denominated in British Pounds Sterling and (ii) interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days, and in each case shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Agent, and such determination shall be conclusive absent manifest error.

            SECTION 12. Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurocurrency Borrowing denominated in any currency:

the Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for the currency in which such Eurocurrency Borrowing is or is to be denominated (the "Applicable Currency") for such Interest Period; or

the Agent is advised by the Required Lenders (or, in the case of a Eurocurrency Competitive Loan, the Lender that is required to make such Loan) that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period for the Applicable Currency will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;

then the Agent shall give notice thereof to the Company and the Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Agent notifies the Company and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Revolving Borrowing denominated in the Applicable Currency to, or continuation of any Revolving Borrowing denominated in the Applicable Currency as, a Eurocurrency Borrowing shall be ineffective, and such Borrowing shall be converted to or continued on the last day of the Interest Period applicable thereto (A) if such Borrowing is denominated in Dollars, as an ABR Borrowing, or (B) if such Borrowing is denominated in an Alternative Committed Currency, as a Borrowing bearing interest at such rate as the Lenders and the applicable Borrower may agree adequately reflects the costs to the Lenders of making or maintaining their Loans plus the Applicable Rate (or, in the absence of such agreement, shall be repaid as of the last day of the current Interest Period applicable thereto), (ii) if any Borrowing Request requests a Eurocurrency Revolving Borrowing denominated in the Applicable Currency, such Borrowing shall be made as an ABR Borrowing denominated in Dollars (or such Borrowing shall not be made if the applicable Borrower revokes (and in such circumstances, such Borrowing Request may be revoked notwithstanding any other provision of this Agreement) such Borrowing Request by telephonic notice, confirmed promptly in writing, not later than one Business Day prior to the proposed date of such Borrowing) and (iii) any request by a Borrower for a Eurocurrency Competitive Borrowing denominated in the Applicable Currency shall be ineffective; provided that if the circumstances giving rise to such notice do not affect all the Lenders, then requests by a Borrower for Eurocurrency Competitive Borrowings denominated in the Applicable Currency may be made to Lenders that are not affected thereby.

            SECTION 13. Increased Costs. (a) If any Change in Law shall:

            (a) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

            (b) impose on any Lender or the London interbank market any other condition affecting this Agreement or Eurocurrency Loans or Fixed Rate Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurocurrency Loan or Fixed Rate Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then the Company will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

            (b) If any Lender determines that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on such Lender's capital or on the capital of such Lender's holding company, if any, as a consequence of this Agreement or the Loans made by such Lender to a level below that which such Lender or such Lender's holding company could have achieved but for such Change in Law (taking into consideration such Lender's policies and the policies of such Lender's holding company with respect to capital adequacy), then from time to time the Company will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender's holding company for any such reduction suffered.

            (c) If the cost to any Lender of making or maintaining any Loan to any Borrower is increased (or the amount of any sum received or receivable by any Lender (or its applicable lending office) is reduced) by an amount deemed in good faith by such Lender to be material, by reason of the fact that such Borrower is incorporated in, or conducts business in, a jurisdiction outside the United States, such Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such increased cost or reduction suffered.

            (d) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a), (b) or (c) of this Section, together with a reasonably detailed explanation of the basis for such claim, shall be delivered to the Company and shall be conclusive absent manifest error. The Company or the applicable Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

            (e) Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender's right to demand such compensation; provided that, in the case of a Change in Law, the Company shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than 270 days prior to the date that such Lender notifies the Company of the Change in Law giving rise to such increased costs or reductions and of such Lender's intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

            (f) Notwithstanding the foregoing provisions of this Section, a Lender shall not be entitled to compensation pursuant to this Section in respect of any Competitive Loan (i) in the case of paragraph (a) or (b), if the Change in Law that would otherwise entitle it to such compensation shall have been publicly announced prior to submission of the Competitive Bid pursuant to which such Loan was made or (ii) in the case of paragraph (c), in respect of any costs referred to therein.

            SECTION 14. Break Funding Payments. In the event of (a) the payment of any principal of any Eurocurrency Loan or Fixed Rate Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurocurrency Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Revolving Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.09(b) and is revoked in accordance therewith), (d) the failure to borrow any Competitive Loan after accepting the Competitive Bid to make such Loan, or (e) the assignment of any Eurocurrency Loan or Fixed Rate Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Company pursuant to Section 2.17, then, in any such event, the Company or the applicable Borrower shall compensate each Lender for the loss, cost and expense attributable to such event. In the case of a Eurocurrency Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) the amount of interest which would have accrued on the principal amount of such Loan had such event not occurred, at the Adjusted LIBO Rate that would have been applicable to such Loan, for the period from the date of such event to the last day of the then current Interest Period therefor (or, in the case of a failure to borrow, convert or continue, for the period that would have been the Interest Period for such Loan), over (ii) the amount of interest which would accrue on such principal amount for such period at the interest rate which such Lender would bid were it to bid, at the commencement of such period, for deposits in the applicable currency of a comparable amount and period from other banks in the eurocurrency market. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Company, together with a reasonably detailed explanation of the basis for such claim, and shall be conclusive absent manifest error. The Company or the applicable Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

            SECTION 15. Taxes. (a) Any and all payments by or on account of any obligation of any Borrower hereunder shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes; provided that if any Borrower shall be required to deduct any Indemnified Taxes or Other Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Agent or Lender (as the case may
be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower shall make such deductions and (iii) such Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

            (b) In addition, the Borrowers shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

            (c) The Borrowers shall indemnify the Agent and each Lender, within 30 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by the Agent or such Lender, as the case may be, on or with respect to any payment by or on account of any obligation of the Borrowers hereunder (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto (except to the extent such penalties, interest or expenses result from the gross negligence or willful misconduct of the Agent or the applicable Lender), whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrowers by a Lender, or by the Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error, provided that such certificate shall include a description in reasonable detail of the Indemnified Tax or Other Tax for which the indemnity is being demanded and the calculation in reasonable detail of the amount of such indemnity. At the request and expense of the Company or the affected Borrower and after receipt of an opinion from recognized counsel (reasonably satisfactory to the Agent or the Lender, as the case may be) stating that there is a substantial basis to contest the imposition or assertion of an Indemnified Tax or Other Tax (a "Tax Opinion"), the Agent or the Lender, as applicable, may, in its reasonable discretion, contest the imposition or assertion of such Indemnified Tax or Other Tax in good faith in accordance with applicable law; provided, however, that, at the request and expense of the Company or the affected Borrower and after receipt of a Tax Opinion, the Agent or such Lender shall contest the imposition or assertion of an Indemnified Tax or Other Tax that exceeds $100,000. The Agent or the Lender, as applicable, shall have responsibility for the conduct of any contest conducted pursuant to this Section 2.15(c); provided, however, that the Agent or such Lender shall consult in good faith with the Company or the affected Borrower regarding its course of action with respect to such contest. Notwithstanding any contrary provision hereof, the Agent or the Lender, as the case may be, shall have no obligation to contest the imposition or assertion of any Indemnified Tax or Other Tax if any Borrower is in Default under the terms of this Agreement.

            (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by any Borrower to a Governmental Authority, such Borrower shall deliver to the Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment (if such a receipt is reasonably obtainable from such Governmental Authority), a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Agent.

            (e) The Agent will deliver to the Company, and each Lender that is organized under the law of a jurisdiction outside the United States of America will deliver to the Agent and the Company, on or before the Closing Date (or, in the case of a Lender that becomes a Lender after the Closing Date, on or before such later date on which such Lender becomes a Lender) such properly completed and executed Internal Revenue Service form (Form W-8BEN, W-8ECI, W-8EXP, W-8IMY, or W-9, as applicable) as will demonstrate, in accordance with applicable regulations, that payments of interest by the Borrowers to the Agent for the account of such Lender pursuant to this Agreement will be exempt from (or entitled to a reduction in the rate of) United States federal withholding taxes. Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the jurisdiction in which any Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to such Borrower (with a copy to the Agent), at the time or times prescribed by applicable law, such other properly completed and executed documentation prescribed by applicable law or reasonably requested by such Borrower (including any replacement or successor form) as will permit such payments to be made without withholding or at a reduced rate, provided that such Foreign Lender has received prior written notice from such Borrower advising it of the availability of such exemption or reduction and containing all applicable documentation.

            (f) If the Agent or a Lender determines, in its sole discretion, that it has received a refund of any Taxes or Other Taxes as to which it has been indemnified by any Borrower or with respect to which any Borrower has paid additional amounts pursuant to this Section 2.15, it shall pay over such refund to such Borrower (but only to the extent of indemnity payments made, or additional amounts paid, by such Borrower under this Section 2.15 with respect to the Taxes or Other Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses of the Agent or such Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that such Borrower, upon the request of the Agent or such Lender, agrees to repay the amount paid over to such Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Agent or such Lender to the extent that the Agent or such Lender is required to repay such refund to such Governmental Authority. This Section shall not be construed to require the Agent or any Lender to make available its tax returns (or any other information relating to its taxes which it deems confidential) to any Borrower or any other Person.

            SECTION 16. Payments Generally; Pro Rata Treatment; Sharing of Set-offs. (a) Each Borrower shall make each payment required to be made by it hereunder (whether of principal, interest or fees, or of amounts payable under Section 2.13, 2.14, 2.15 or 2.19, or otherwise) prior to 12:00 noon, Local Time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Agent to the applicable account specified on Schedule 2.16 or to such other account as the Agent shall from time to time specify in a notice delivered to the Company, except that payments pursuant to Sections 2.13, 2.14, 2.15, 2.19 and 8.04 shall be made directly to the Persons entitled thereto; all payments made by any Borrower to the Agent as provided herein shall be deemed received by the Lenders for all purposes as between the Lenders and the Borrowers. The Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder of principal or interest in respect of any Loan (or of any amounts payable under Section 2.14 or, at the request of the applicable Lender, Section 2.13, 2.15 or 2.19 in respect of any Loan) shall be made in the currency in which such Loan is denominated; all other payments hereunder and under each other Loan Document shall be made in Dollars, except as otherwise expressly provided. Any payment required to be made by the Agent hereunder shall be deemed to have been made by the time required if the Agent shall, at or before such time, have taken the necessary steps to make such payment in accordance with the regulations or operating procedures of the clearing or settlement system used by the Agent to make such payment. Any amount payable by the Agent to one or more Lenders in the national currency of a member state of the European Union that has adopted the Euro as its lawful currency shall be paid in Euro.

            (b) If at any time insufficient funds are received by and available to the Agent to pay fully all amounts of principal, interest and fees then due hereunder, such funds shall be applied (i) first, towards payment of interest and fees then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and
(ii) second, towards payment of principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

            (c) If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Revolving Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Revolving Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Revolving Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Revolving Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by any Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to any Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). Each Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against such Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of such Borrower in the amount of such participation.

            (d) Unless the Agent shall have received notice from the applicable Borrower prior to the date on which any payment is due to the Agent for the account of the Lenders hereunder that such Borrower will not make such payment, the Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if such Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Agent, at (i) the greater of the Federal Funds Effective Rate and a rate determined by the Agent in accordance with banking industry rules on interbank compensation (in the case of an amount denominated in Dollars) and (ii) the rate reasonably determined by the Agent to be the cost to it of funding such amount (in the case of an amount denominated in any other currency).

            (e) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.05(b) or 2.16(d), then the Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Agent for the account of such Lender to satisfy such Lender's obligations under such Sections until all such unsatisfied obligations are fully paid.

            SECTION 17. Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.13 or 2.19, or if any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.13, 2.15, or 2.19, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Company hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

            (b) If any Lender requests compensation under Section 2.13 or 2.19, or if any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, or if any Lender defaults in its obligation to fund Loans hereunder, then the Company may, at its sole expense and effort, upon notice to such Lender and the Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 7.09), all its interests, rights and obligations under this Agreement (other than any outstanding Competitive Loans held by it) to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment or any Eligible Assignee designated by the Company); provided that
(i) the Company shall have received the prior written consent of the Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans (other than Competitive Loans), accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the applicable Borrower or Borrowers (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.13 or
2.19 or payments required to be made pursuant to Section 2.15, such assignment will result in a material reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Company to require such assignment and delegation cease to apply.

            SECTION 18. Borrowing Subsidiaries. On or after the Closing Date, the Company may designate any Subsidiary of the Company as a Borrower by delivery to the Agent of a Borrowing Subsidiary Agreement executed by such Subsidiary and the Company, and upon such delivery such Subsidiary shall for all purposes of this Agreement be a Borrower and a party to this Agreement. Upon the execution by the Company and delivery to the Agent of a Borrowing Subsidiary Termination with respect to any Subsidiary that is a Borrower, such Subsidiary shall cease to be a Borrower and a party to this Agreement; provided that no Borrowing Subsidiary Termination will become effective as to any Borrower (other than to terminate such Borrowing Subsidiary's right to make further Borrowings under this Agreement) at a time when any principal of or interest on any Loan to such Borrower shall be outstanding hereunder. Promptly following receipt of any Borrowing Subsidiary Agreement or Borrowing Subsidiary Termination, the Agent shall notify each Lender thereof.

            SECTION 19. Additional Reserve Costs. (a) If and so long as any Lender is required to make special deposits with the Bank of England or, to maintain reserve asset ratios or to pay fees (other than deposits or reserves reflected in the determination of the Adjusted LIBO Rate), in each case in respect of such Lender's Eurocurrency Loans in any Alternative Currency, such Lender may require the relevant Borrower to pay, contemporaneously with each payment of interest on each of such

Loans, additional interest on such Loan at a rate per annum equal to the Mandatory Costs Rate calculated in accordance with the formula and in the manner set forth in Exhibit F, together with a reasonably detailed explanation of the basis for such claim.

            (b) If and so long as any Lender is required to comply with reserve assets, liquidity, cash margin or other requirements of any monetary or other authority (other than any such requirements reflected in the determination of the Adjusted LIBO Rate) (including any such requirement imposed by the European Central Bank or the European System of Central Banks, but excluding requirements reflected in the Statutory Reserves or the Mandatory Costs Rate) in respect of any of such Lender's Eurocurrency Loans in any Alternative Currency, such Lender may require the relevant Borrower to pay, contemporaneously with each payment of interest on each of such Lender's Eurocurrency Loans subject to such requirements, additional interest on such Loan at a rate per annum specified by such Lender to be the cost to such Lender of complying with such requirements in relation to such Loan.

            (c) Any additional interest owed pursuant to paragraph (a) or (b) above shall be determined by the relevant Lender, which determination shall be conclusive absent manifest error, and notified to the relevant Borrower (with a copy to the Agent), together with a reasonably detailed explanation of the basis for such claim, at least five Business Days before each date on which interest is payable for the relevant Loan, and such additional interest so notified to the relevant Borrower by such Lender shall be payable to the Agent for the account of such Lender on each date on which interest is payable for such Loan.

            SECTION 20. Redenomination of Certain Designated Foreign Currencies.
(a) Each obligation of any party to this Agreement to make a payment denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the date hereof shall be redenominated into Euro at the time of such adoption (in accordance with the EMU Legislation). If, in relation to the currency of any such member state, the basis of accrual of interest expressed in this Agreement in respect of that currency shall be inconsistent with any convention or practice in the London Interbank Market for the basis of accrual of interest in respect of the Euro, such expressed basis shall be replaced by such convention or practice with effect from the date on which such member state adopts the Euro as its lawful currency; provided that if any Borrowing in the currency of such member state is outstanding immediately prior to such date, such replacement shall take effect, with respect to such Borrowing, at the end of the then current Interest Period.

            (b) Without prejudice and in addition to any method of conversion or rounding prescribed by any EMU Legislation and (i) without limiting the liability of any Borrower for any amount due under this Agreement and (ii) without increasing any Commitment of any Lender, all references in this Agreement to minimum amounts (or integral multiples thereof) denominated in the national currency unit of any member state of the European Union that adopts the Euro as its lawful currency after the date hereof shall, immediately upon such adoption, be replaced by references to such minimum amounts (or integral multiples thereof) as shall be specified herein with respect to Borrowings denominated in Euro.

            (c) Each provision of this Agreement shall be subject to such reasonable changes of construction as the Agent (in consultation with the Company) may from time to time specify to be appropriate to reflect the adoption of the Euro by any member state of the European Union and any relevant market conventions or practices relating to the Euro.

            SECTION 21. Assigned Dollar Value. (a) With respect to each Alternative Currency Borrowing, its "Assigned Dollar Value" shall mean the following:

            (a) the Dollar amount specified in the Borrowing Request therefor (or, in the case of a Competitive Borrowing, the Dollar amount thereof accepted pursuant to Section 2.04) unless and until adjusted pursuant to the following clause (ii), and

            (b) as of each Revaluation Date with respect to such Alternative Currency Borrowing, the "Assigned Dollar Value" of such Borrowing shall be adjusted to be the Dollar Equivalent thereof (as determined by the Agent based upon the applicable Spot Exchange Rate as of the date that is three Business Days before such Revaluation Date (which determination shall be conclusive absent manifest error)) (subject to further adjustment in accordance with this clause (ii) thereafter).

            (b) The Assigned Dollar Value of an Alternative Currency Loan shall equal the Assigned Dollar Value of the Alternative Currency Borrowing of which such Loan is a part multiplied by the percentage of such Borrowing represented by such Loan.

            (c) The Agent shall notify the Company of any change in the Assigned Dollar Value of any Alternative Currency Borrowing promptly following determination of such change.

            SECTION 22. Borrowers' Increase of Commitments. (a) The Borrowers may at any time, by notice to the Agent, propose that the aggregate amount of the Commitments be increased (a "Commitment Increase"), effective as at a date (the "Increase Date") that shall be (i) prior to the Maturity Date and (ii) at least three Business Days after the date specified in such notice on which agreement as to increased Commitments is to be reached (the "Commitment Date"); provided, however, that (w) the Borrowers may not propose more than one Commitment Increase per calendar year, (x) the minimum proposed Commitment Increase per notice shall be an amount not less than One Hundred Million Dollars ($100,000,000), and in no event shall the aggregate amount of the Commitments at any time exceed Two Billion Dollars ($2,000,000,000), (y) the Company's Index Debt ratings from Moody's and S&P are and upon giving effect to the proposed Commitment Increase shall be better than or equal to Baa2 and BBB, respectively, and (z) no Default or Event of Default has occurred and is continuing or will result upon giving effect to the Commitment Increase. The Agent shall notify the

Lenders promptly upon its receipt of any such notice. The Agent agrees that it will cooperate with the Borrowers in discussions with the Lenders and potential Lenders (which shall be Eligible Assignees) with a view to arranging the proposed Commitment Increase through the increase of the Commitments of one or more of the Lenders and the addition of one or more Eligible Assignees acceptable to the Agent and the Borrowers as Assuming Banks and as parties to this Agreement; provided, however, that the minimum Commitment of each such Assuming Bank that becomes a party to this Agreement pursuant to this Section
2.22 shall be at least equal to Ten Million Dollars ($10,000,000). Each Lender shall decide in its sole discretion whether to agree to increase its Commitment pursuant to this Section 2.22. If agreement is reached on or prior to the Commitment Date with the Lenders proposing to increase their respective Commitments hereunder (the "Increasing Lenders"), if any (whose allocations will be based on the ratio of each existing Lender's Commitment Increase to the aggregate of all Commitment Increases), and the Assuming Banks, if any, as to a Commitment Increase (which may be less than that specified in the applicable notice from the Borrowers), such agreement to be evidenced by a notice in reasonable detail from the Borrowers to the Agent on or prior to the Commitment Date, the Assuming Banks, if any, shall become Lenders hereunder as of the Increase Date and the Commitments of such Increasing Lenders and such Assuming Banks shall become or be, as the case may be, as of the Increase Date the amounts specified in such notice (and the Agent shall give notice thereof to the Lenders (including such Assuming Banks) in accordance with section (e) below); provided, however, that:

            (x) the Agent shall have received on or prior to 9:00 A.M. (New York City time) on the Increase Date (A) opinions of the Company's general counsel and the Company's special Panamanian counsel in substantially the forms of Exhibits C-1 and C-2 hereto, dated such Increase Date, together with (B) a copy, certified on the Increase Date by the Secretary, an Assistant Secretary or a comparable official of each Borrower, of the resolutions adopted by the Board of Directors of such Borrower, authorizing such Commitment Increase (with copies for each Lender, including each Assuming Bank) and (C) evidence of the good standing of such Borrower in its jurisdiction of formation, dated as of a recent date;

            (y) with respect to each Assuming Bank, the Agent shall have received, on or prior to 9:00 A.M. (New York City time) on the Increase Date, an appropriate Assumption Agreement in substantially the form of Exhibit D hereto, duly executed by the Borrowers and such Assuming Bank, together with the Agent's processing and recordation fee of $3,500; and

            (z) each Increasing Lender that proposes to increase its Commitment in connection with such Commitment Increase shall have delivered, on or prior to 9:00 A.M. (New York City time) on the Increase Date, confirmation in writing satisfactory to the Agent as to its increased Commitment.

            (b) Upon its receipt of notice from a Lender that it is increasing its Commitment hereunder, together with the appropriate opinions referred to in clause (x) above, the Agent shall (i) record the information contained therein in the Register and (ii) give prompt notice thereof to the Borrowers. Upon its receipt of an Assumption Agreement executed by an Assuming Bank representing that it is an Eligible Assignee, together with the appropriate opinions referred to in clause (x) above, and its fee referred to in clause (y) above, the Agent shall, if such Assumption Agreement has been completed and is in substantially the form of Exhibit D hereto, (i) accept such Assumption Agreement, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrowers.

            (c) The Agent shall maintain at its address referred to in Section
9.02 a copy of each Assumption Agreement delivered to and accepted by it and record in the Register the names and addresses of the Assuming Banks and of the Increasing Lenders and the Commitment of, and principal amount of the Loans owing to, each such Assuming Bank and each such Lender from time to time. The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement.

            (d) In the event that the Agent shall not have received notice from the Borrowers as to such agreement on or prior to the Commitment Date or any Borrower shall, by notice to the Agent prior to the Commitment Date, withdraw such proposal or any of the actions provided for in clauses (x) through (z) above shall not have occurred by the Increase Date, such proposal by the Borrowers shall be deemed not to have been made. In such event, the actions theretofore taken under clauses (x) through (z) above shall be deemed to be of no effect, and all the rights and obligations of the parties shall continue as if no such proposal had been made.

            (e) In the event that the Agent shall have received notice from the Borrowers as to such agreement on or prior to the Commitment Date and the action provided for in clauses (x) through (z) above shall have occurred by 9:00 A.M. (New York City time) on the Increase Date, the Agent shall notify the Lenders (including the Assuming Banks) of the occurrence of the Increase Date promptly and in any event by 10:00 A.M. (New York City time) on such date by telecopier, telex or cable. Each Increasing Lender and each Assuming Bank shall, before 11:00 A.M. ( New York City time) on the Increase Date, make available for the account of its Applicable Lending Office to the Agent at its address referred to in Section 9.02, in same day funds, an amount equal to such Increasing Lender's or Assuming Bank's ratable portion of the Revolving Loans then outstanding (calculated based on its Commitment as a percentage of the aggregate Commitments outstanding after giving effect to the relevant Commitment Increase). After the Agent's receipt of such funds, the Agent will promptly thereafter cause to be distributed like funds to the Lenders for the account of their respective Applicable Lending Offices in an amount to each Lender such that the aggregate amount of the outstanding Loans owing to each Lender after giving effect to such distribution equals such Lender's ratable portion of the Revolving Loans then outstanding (calculated based on its Commitment as a percentage of the aggregate Commitments outstanding after giving effect to the relevant Commitment Increase). If the Increase Date shall occur on a date that is not the last day of the Interest Period of all

Revolving Loans that are Eurocurrency Loans then outstanding, (a) the Borrowers shall pay any amounts owing pursuant to Section 2.14 as a result of the distributions to Lenders under this Section 2.22(e) and (b) for each outstanding Revolving Loan comprised of Eurocurrency Loans, the respective Loans made by the Increasing Lenders and the Assuming Banks pursuant to this Section 2.22(e) shall be ABR Loans until the last day of the then existing Interest Period for such Revolving Loan.

                                  ARTICLE IV.

                              Conditions of Lending

            SECTION 1. [Intentionally Omitted.]

            SECTION 2. Conditions Precedent to Each Revolving Borrowing. The obligation of each Lender to make a Revolving Loan on the occasion of each Revolving Borrowing (including the initial Revolving Borrowing) shall be subject to the further conditions precedent that on the Borrowing Date of such Revolving Borrowing (a) the following statements shall be true, and the Agent shall have received for the account of such Lender a certificate signed by a duly authorized officer of the applicable Borrower, effective as of the date of such Revolving Borrowing, stating that (and each of the giving of the applicable notice of borrowing and the acceptance by such Borrower of the proceeds of such Revolving Borrowing shall constitute a representation and warranty by such Borrower that on the date of such Revolving Borrowing such statements are true):

            (a) The representations and warranties contained in Section 4.01 are correct on and as of the date of such Revolving Borrowing, before and after giving effect to such Revolving Borrowing and to the application of the proceeds therefrom, as though made on and as of such date, except that
      (A) the representation set forth in the last sentence of Section 4.01(e) shall be made only (y) on the occasion of the initial Revolving Borrowing on or after the Closing Date and (z) on the occasion of each Revolving Borrowing resulting in an aggregate outstanding principal amount of Revolving Loans greater than such amount outstanding immediately prior to such Revolving Borrowing and (B) the representations set forth in Section 4.01(h) and in clause (z) of Section 4.01(i) shall be made only on the Closing Date, and

            (b) No Default or Event of Default has occurred and is continuing, or would result from such Revolving Borrowing or from the application of the proceeds therefrom;

and (b) the Agent shall have received such other approvals, opinions or documents as any Lender (other than the Designated Bidders) through the Agent may reasonably request.

            SECTION 3. Conditions Precedent to Each Competitive Loan Borrowing. The obligation of each Lender which is to make a Competitive Loan on the occasion of a Competitive Borrowing (including the initial Competitive Borrowing) to make such Competitive Loan as part of such Competitive Borrowing is subject to the conditions precedent that (i) the Agent shall have received the written confirmatory notice of Competitive Borrowing with respect thereto and (ii) on the Borrowing Date of such Competitive Borrowing the following statements shall be true (and each of the giving of the applicable Competitive Bid Request and the acceptance by the applicable Borrower of the proceeds of such Competitive Borrowing shall constitute representation and warranty by such Borrower that on the date of such Competitive Borrowing such statements are true):

            (a) The representations and warranties contained in Section 4.01 are correct on and as of the date of such Competitive Loan Borrowing, before and after giving effect to such Competitive Borrowing and to the application of the proceeds therefrom, as though made on and as of such date,

            (b) No Default or Event of Default has occurred and is continuing, or would result from such Competitive Borrowing or from the application of the proceeds therefrom, and

            (c) No event has occurred and no circumstance exists as a result of which the information concerning the Borrowers that has been provided to the Agent and each Lender by the Borrowers in connection herewith would include an untrue statement of a material fact or omit to state any material fact or any fact necessary to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

            SECTION 4. Initial Borrowing by Each Borrowing Subsidiary. The obligation of each Lender to make Loans to any Borrowing Subsidiary is subject to the satisfaction (or waiver in accordance with Section 9.01) of the following conditions:

            (a) The Agent (or its counsel) shall have received such Borrowing Subsidiary's Borrowing Subsidiary Agreement, duly executed by all parties thereto.

            (b) The Agent shall have received such documents and certificates as the Agent or its counsel may reasonably request relating to the organization, existence and good standing (to the extent such concept is relevant to such Person in its jurisdiction of organization) of such Borrowing Subsidiary, the authorization of the Transaction insofar as they relate to such Borrowing Subsidiary and any other legal matters reasonably relating to such Borrowing Subsidiary, its Borrowing Subsidiary Agreement or such Transaction, all in form and substance satisfactory to the Agent and its counsel.

                                   ARTICLE V.

                         Representations and Warranties

            SECTION 1. Representations and Warranties of the Borrowers. Each of the Borrowers and the Guarantor represents and warrants as follows:

Due Existence; Compliance. Each of the Borrowers and the Guarantor is a corporation duly incorporated, validly existing and in good standing, under the laws of its jurisdiction of formation and has all requisite corporate power and authority under such laws to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted, and to execute, deliver and perform its obligations under the Loan Documents, to which it is, or will be, a party. Each of the Borrowers, the Guarantor and their respective subsidiaries is duly qualified or licensed to do business as a foreign corporation and is in good standing, where applicable, in all jurisdictions in which it owns or leases property (including vessels), or proposes to own or lease property (including vessels), or in which the conduct of its business, and the conduct of its business upon consummation of the Transaction and the Restatement Transactions, requires it to so qualify or be licensed, except to the extent that the failure to so qualify or be in good standing would have no material adverse effect on the business, operations, properties, prospects or condition (financial or otherwise) of the Company, the Guarantor and their Subsidiaries or the ability of any such Person to perform its obligations under any of the Loan Documents to which it is or may be a party. Each of the Borrowers, the Guarantor and their respective subsidiaries is in compliance in all material respects with all applicable laws, rules, regulations and orders.

Corporate Authorities; No Conflicts. The execution, delivery and performance by each Borrower and the Guarantor of this Agreement and the other Loan Documents to which it is or will be a party are within its corporate powers and have been duly authorized by all necessary corporate and stockholder approvals and (i) do not contravene its charter or by-laws or any law, rule, regulation, judgment, order or decree applicable to or binding on such Borrower, the Guarantor or any of their respective subsidiaries and (ii) do not contravene, and will not result in the creation of any Lien under, any provision of any contract, indenture, mortgage or agreement to which any of the Borrowers, the Guarantor or their respective subsidiaries is a party, or by which it or any of its properties are bound.

Government Approvals and Authorizations. No authorization or approval (including exchange control approval) or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by or enforcement against the Borrowers or the Guarantor of the Loan Documents (except such as have been duly obtained or made and remain in full force and effect).

Legal, Valid and Binding. Each of the Loan Documents is, or upon delivery will be, the legal, valid and binding obligation of each of the Borrowers and the Guarantor that is a party thereto, enforceable against such Borrower or the Guarantor, as applicable, in accordance with its terms (except as enforcement may be limited by bankruptcy, moratorium, insolvency, reorganization or similar laws generally affecting creditors' rights as well as the award by courts of relief in lieu of specific performance of contractual provisions).

Financial Information. Each of the consolidated annual audited balance sheet of the Company as at November 30, 2002, the consolidated annual audited balance sheet of the Guarantor as at December 31, 2002, and the consolidated quarterly unaudited balance sheet of the Company and the Guarantor as at August 31, 2003, and the related consolidated statements of operations and consolidated statements of cash flows of the

Company and its Subsidiaries for the fiscal year ended November 30, 2002, the related consolidated statements of operations and consolidated statements of cash flows of the Guarantor and its Subsidiaries for the fiscal year ended December 31, 2002 and the related consolidated statements of operation and consolidated statements of cash flows of the Company (including the Guarantor and their Subsidiaries) for the nine months ended August 31, 2003, as the case may be, copies of which have been furnished heretofore by the Company to the Agent, fairly present the consolidated financial condition of the Company and its Subsidiaries, the Guarantor and its Subsidiaries or the Company (including the Guarantor and their Subsidiaries) as at such date and the consolidated results of the operations of the Company and its Subsidiaries, the Guarantor and its Subsidiaries or the Company (including the Guarantor and their Subsidiaries) for the period ended on such date, all in accordance with GAAP consistently applied (other than in connection with the Guarantor and its Subsidiaries prior to April 17, 2003, which are in accordance with U.K. generally accepted accounting principals, and subject, in the case of the August 31, 2003 statements to normal year-end audit adjustments). Since November 30, 2002 or December 31, 2002, as applicable, there has been no material adverse change in the business, operations, properties or condition (financial or otherwise) of the Company, the Guarantor or any of their Subsidiaries.

Litigation and Environmental. There is not pending nor, to the knowledge of any Borrower or the Guarantor upon due inquiry and investigation, threatened any action or proceeding affecting any of the Borrowers, the Guarantor or their Subsidiaries, by or before any court, governmental agency or arbitrator, which reasonably could be expected (i) to materially adversely affect the assets, business, properties, prospects, operations or condition (financial or otherwise) of the Company, the Guarantor and their Subsidiaries taken as a whole, or (ii) to prohibit, limit in any way or materially adversely affect the consummation of the Transaction or the Restatement Transactions contemplated by the Loan Documents, including, without limitation, the ability of the Borrowers or the Guarantor to perform its obligations under this Agreement or the Guarantee Agreement. Except with respect to any matters that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, none of the Borrowers, the Guarantor, nor any of their respective subsidiaries (i) has failed to comply with any Environmental Law or to obtain, maintain or comply with any permit, license or other approval required under any Environmental Law, (ii) has become subject to any Environmental Liability, (iii) has received notice of any claim with respect to any Environmental Liability or
(iv) knows of any basis for any Environmental Liability.

Immunities. None the Borrowers, the Guarantor nor any of their respective subsidiaries, nor the property of any of them, has any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) under the laws of the jurisdiction of its organization.

No Taxes. There is no tax, levy, impost, deduction, charge or withholding or similar item imposed (i) by Panama or the States of Florida or New York, or by any political subdivision of any of the foregoing, on or by virtue of the execution and delivery of these representations and warranties, the execution or delivery or enforcement of this

Agreement or any other document to be furnished hereunder or thereunder, or (ii) by Panama or the States of Florida or New York, or by any political subdivision of any of the foregoing, on any payment to be made by the Company pursuant to this Agreement, other than (x) taxes on or measured by net income imposed by any such jurisdiction in which the Lender has its situs of organization or a fixed place of business, (y) taxes that have been paid in full by the Company or the amount or validity of which are being contested in good faith by appropriate proceedings and with respect to which appropriate reserves in accordance with GAAP have been provided on its books or (z) de minimus documentary stamp taxes imposed by the State of Florida, which the Borrowers agree to pay, if any.

No Filing. To ensure the legality, validity, enforceability or admissibility in evidence of this Agreement in each of Panama, the States of Florida and New York, it is not necessary (y) that this Agreement, or any other document related to any thereof, be filed or recorded with any court or other authority in such jurisdiction, or (z) that any stamp or similar tax be paid on or with respect to this Agreement except to the extent provided in (h) above.

No Defaults. There does not exist (i) any event of default, or any event that with notice or lapse of time or both would constitute an event of default, under any agreement to which any Borrower, the Guarantor or any of their respective subsidiaries is a party or by which any of them may be bound, or to which any of their properties or assets may be subject, which default would have a material adverse effect on the Company, the Guarantor and their respective Subsidiaries taken as a whole, or would materially adversely affect their ability to perform their respective obligations under this Agreement or the Guarantee Agreement, or
(ii) any event which is or would result in a Default or Event of Default.

Margin Regulations. No part of the proceeds of the Loan will be used for any purpose that violates the provisions of any of Regulations T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors. None of the Borrowers nor any of their respective subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, within the meaning of Regulations T, U and X issued by the Board of Governors of the Federal Reserve System.

Investment Company Act. None of the Borrowers or the Guarantor is an "investment company" or a company "controlled" by an "investment company" (as each of such terms is defined or used in the Investment Company Act of 1940, as amended).

Taxes Paid. (i) Each of the Borrowers, the Guarantor and their respective subsidiaries (A) has filed or caused to be filed, or has timely requested an extension to file or has received from the relevant governmental authorities an extension to file, all material tax returns which are required to have been filed, and (B) has paid all taxes shown to be due and payable on said returns or extension requests or on any material assessments made against it or any of its properties, and all other material taxes, fees or other charges imposed on it or any of its properties by any governmental authority (other than those the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which appropriate reserves in conformity with GAAP have been provided on its books); and (ii) no material tax liens have been filed and no material claims are being asserted with respect to any such taxes, fees or other charges other than those the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which appropriate reserves in accordance with GAAP have been provided on its books; provided, however, that the representations and warranties made in subdivisions (i)(A) and (i)(B) of this paragraph (m) with respect to Il Ponte S.p.A. and its subsidiaries acquired on or about September 30, 2000 are limited to tax returns required to be filed with respect to the period from and after September 30, 2000.

Disclosure. No representation, warranty or statement made or document or financial statement provided by any Borrower, the Guarantor or any Affiliate or subsidiary thereof, in or pursuant to this Agreement, the Guarantee Agreement or in any other document furnished in connection herewith or therewith, is untrue or incomplete in any material respect or contains any misrepresentation of a material fact or omits to state any material fact necessary to make any such statement herein or therein not misleading.

Good Title. Each of the Borrowers and the Guarantor has good title to its properties and assets, except for (i) as permitted under this Agreement, existing or future Liens, security interests, mortgages, conditional sales arrangements and other encumbrances either securing Indebtedness or other liabilities of such Borrower, the Guarantor or any of their respective subsidiaries, or which such Borrower or the Guarantor in its reasonable business judgment has determined would not be reasonably expected to materially interfere with the business or operations of such Borrower or the Guarantor (as applicable) and its respective subsidiaries as conducted from time to time, and
(ii) minor irregularities therein which do not materially adversely affect their value or utility.

ERISA. (i) No Insufficiency or Termination Event has occurred or is reasonably expected to occur, and no "accumulated funding deficiency" exists and no "variance" from the "minimum funding standard" has been granted (each such term as defined in Part III, Subtitle B, of Title I of ERISA) with respect to any Plan (other than any Multiemployer Plan or Plan that has been terminated and all the liabilities of which have been satisfied in full prior to March 30, 1990) in which any Borrower, the Guarantor or any of their respective subsidiaries is a participant.

            (ii) None of the Borrowers, the Guarantor nor any ERISA Affiliate has incurred, or is reasonably expected to incur, any Withdrawal Liability to any Multiemployer Plan.

            (iii) None of the Borrowers, the Guarantor nor any ERISA Affiliate has received any notification that any Multiemployer Plan in which it is a participant is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and no such Multiemployer Plan is reasonably expected to be in reorganization or to be terminated within the meaning of Title IV of ERISA.

                                  ARTICLE VI.

                    Covenants of the Borrowers and Guarantor

            SECTION 1. Affirmative Covenants. So long as any Loan or any other Obligation shall remain unpaid or any Lender shall have any Commitment under this Agreement, each of the Borrowers and the Guarantor shall, unless the Agent on behalf of the Lenders shall otherwise consent in writing in accordance with
Section 7.03, comply with each of the following affirmative covenants:

            (a) Compliance with Laws. Each of the Borrowers and the Guarantor shall comply, and cause each of its subsidiaries to comply, in all material respects with all applicable laws, rules, regulations and orders, and to pay when due all taxes, assessments and governmental charges imposed upon it or upon its property, except to the extent contested in good faith by appropriate proceedings and for which adequate reserves in conformity with GAAP have been provided.

            (b) Use of Proceeds. Each Borrower shall use all proceeds of the Loans for such general corporate purposes as may be permitted under applicable law, including support for its commercial paper programs, if any.

            (c) Financial Information; Defaults.

            (a) Each of the Borrowers and the Guarantor shall promptly inform the Agent of any event which is or may become a default or breach of such Borrower's or the Guarantor's obligations under the Loan Documents or result in a Default or Event of Default, or any event which materially adversely affects its ability fully to perform any of its obligations under any Loan Document, or any event of default which has occurred and is continuing under any material agreement to which the Company, the Guarantor or any of their respective Subsidiaries is a party;

            (b) As soon as the same become available, but in any event within 120 days after the end of each of its fiscal years, the Company shall deliver to the Agent on behalf of the Lenders audited consolidated financial statements of the Company (including the Guarantor and their Subsidiaries). Delivery of the Company's annual financial statements containing information required to be filed with the Securities and Exchange Commission on Form 10-K (as in effect on the Closing Date) shall satisfy the requirements of the first sentence of this Section 5.01(c)(ii) insofar as they relate to the Company (including the Guarantor and their Subsidiaries) on a consolidated basis; provided, however, that such requirements shall not be satisfied if the Company makes no such filings or if there is a material change after the Closing Date in the form or substance of financial disclosures and financial information required to be set forth in Form 10-K. All such audited consolidated financial statements of the Company shall set forth, in comparative form the corresponding figures for the preceding fiscal year (excluding, as to any Subsidiary acquired after the Closing Date and not accounted for in accordance with the pooling method of accounting, corresponding information for the period preceding its acquisition); all such audited consolidated financial statements shall be accompanied by an opinion thereon of independent certified public accountants of recognized national standing reasonably acceptable to the Agent, which opinion shall state that said financial statements fairly present the consolidated financial condition and results of operations of the Company (including the Guarantor and their Subsidiaries) as at the end of, and for, such fiscal year;

            (c) As soon as the same become available and in any event within 75 days after the end of the first three fiscal quarters of each of its fiscal years, the Company shall deliver to the Agent on behalf of the Lenders (A) unaudited consolidated statements of income and cash flows of the Company (including the Guarantor and their Subsidiaries) for each such quarterly period and for the period from the beginning of its then current fiscal year to the end of such period, and (B) related unaudited consolidated balance sheets of the Company (including the Guarantor and their Subsidiaries), in each case as at the end of each such quarterly period. Delivery of the Company's quarterly financial statements containing information required to be filed with the Securities and Exchange Commission on Form 10-Q (as in effect on the Closing Date) shall satisfy the requirements of the first sentence of this Section 5.01(c)(iii) insofar as they relate to the Company (including the Guarantor and their Subsidiaries on a consolidated basis); provided, however, that such requirements shall not be satisfied if the Company makes no such filings or if there is a material change after the Closing Date in the form or substance of financial disclosures and financial information required to be set forth in Form 10-Q. All such unaudited consolidated financial statements shall be accompanied by a certificate of a senior financial officer of the Company, which certificate shall state that such financial statements fairly present the consolidated financial condition and results of the operations of the Company (including the Guarantor and their Subsidiaries), as at the end of, and for, such period (subject to normal year end audit adjustments) in accordance with GAAP, consistently applied;

            (d) Together with the financial statements to be delivered to the Agent on behalf of the Lenders from time to time pursuant to clauses (ii) and (iii) of this Section 5.01(c), the Company shall deliver to the Agent a certificate of a senior financial officer of the Company, which certificate shall (A) state that the consolidated financial condition and operations of the Company (including the Guarantor and their respective Subsidiaries) are such as to be in compliance with all of the provisions of Sections 5.01(d) and 5.02(a) and (f) of this Agreement, (B) set forth in reasonable detail the computations necessary to determine whether the provisions of Sections 5.01(d) and 5.02(a) and (f) have been complied with, and (C) state that no Default or Event of Default has occurred and is continuing;

            (e) Promptly upon their becoming available, the Company shall deliver to the Agent copies of all registration statements and periodic reports which the Company shall have filed with the Securities and Exchange Commission or any national securities exchange or market and any ratings (and changes thereto) of its debt by S&P, Moody's and, if applicable, Fitch, Inc.;

            (f) Promptly upon the mailing thereof to their respective shareholders, the Company and the Guarantor shall deliver to the Agent copies of all financial statements and reports so mailed;

            (g) As soon as reasonably possible, the Company shall deliver to the Agent copies of all reports and notices which it or any of its Subsidiaries files under ERISA with the Internal Revenue Service, the PBGC, the U.S. Department of Labor or the sponsor of a Multiemployer Plan, or which it or any of its Subsidiaries receives from the PBGC or the sponsor of a Multiemployer Plan related to (a) any Termination Event and
      (b) with respect to a Multiemployer Plan, (x) any Withdrawal Liability,
      (y) any actual or expected reorganization (within the meaning of Title IV of ERISA), or (z) any termination of a Multiemployer Plan (within the meaning of Title IV of ERISA); and

            (h) From time to time on request, each of the Borrowers and the Guarantor shall furnish the Agent on behalf of the Lenders with such information and documents, and provide access to the books, records and agreements of such Borrower, the Guarantor or any subsidiary of such Borrower or the Guarantor, as the Agent on behalf of the Lenders may reasonably require.

            All certificates, materials and documents to be furnished by any Borrower or the Guarantor under this Section 5.01(c) shall be provided to the Agent in such number of copies as the Agent may reasonably request and shall be furnished promptly by the Agent to the Lenders; and

            (d) Financial Covenants. The Company and the Guarantor shall ensure that, on a consolidated basis:

            (a) the ratio of their Total Debt to Total Capital, tested as of the last day of each fiscal quarter, shall be at all times less than fifty percent (50%); and

            (b) at the end of each fiscal quarter, the amount of the Consolidated Cash Flow shall be, for the period of the four fiscal quarters then ended, at least 125% of the sum of (i) the aggregate amount of (x) dividend payments, (y) scheduled principal loan repayments (excluding scheduled principal loan repayments under this Agreement, under any commercial paper facility backed by a long-term credit facility, or any short term debt facility or revolving credit facility that are refinanced on the date of such repayment) and (z) scheduled Capital Lease payments made, in respect of the Company, the Guarantor and their respective Subsidiaries, on a consolidated basis during such period of four fiscal quarters.

            (e) Corporate Existence, Mergers. Each of the Borrowers and the Guarantor shall preserve and maintain in full force and effect its corporate existence and rights and those of its subsidiaries, and not merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets of, any Person or permit any of its subsidiaries to do so, except that (v) any subsidiary of any Borrower or the Guarantor may merge or consolidate with or into any Borrower or the Guarantor if the surviving entity is such Borrower or the Guarantor, or transfer assets to, or acquire assets of such Borrower or the Guarantor so long as such assets do not constitute all or substantially all of the assets of such Borrower or the Guarantor unless the acquiring entity is a Borrower or the Guarantor, as the case may be, (w) any subsidiary of any Borrower or the Guarantor may merge or consolidate with or into, or transfer assets to, or acquire assets of, any other subsidiary of any Borrower or the Guarantor, (x) any Borrower, the Guarantor and their respective subsidiaries may acquire all or substantially all of the assets of any Person if the surviving entity is such Borrower, the Guarantor or such subsidiary, as the case may be, and (y) any Borrower or the Guarantor may cause the change of its jurisdiction by way of merger or otherwise, upon consent of the Required Lenders, which consent shall not unreasonably be denied.

            (f) Insurance. Each of the Borrowers and the Guarantor shall, and shall cause each of its subsidiaries to, insure and keep insured, with financially sound and reputable insurers, so much of its properties, in such amounts and against such risks, as to all the foregoing, in each case, reasonably satisfactory to the Lenders and as are usually and customarily insured by companies engaged in a similar business with respect to properties of a similar character.

            (g) Actions Respecting Certain Excess Sale Proceeds. In the event that the Borrowers and the Guarantor and/or their respective subsidiaries shall sell or otherwise dispose of, in one or more transactions (excluding sales to a Borrower, Guarantor and/or their respective Subsidiaries) "assets" (as hereinafter defined) with an aggregate book value (net of depreciation) in excess of Seven Hundred Fifty Million Dollars ($750,000,000) during any fiscal year or Two Billion Dollars ($2,000,000,000) during the period from and including the Closing Date to and including the Maturity Date, the applicable Borrower or the Guarantor shall apply all proceeds of such sale or disposition in an amount at least equal to the amount (the "Excess Amount") in excess of Seven Hundred Fifty Million Dollars ($750,000,000) or Two Billion Dollars ($2,000,000,000), as applicable, first, to the prepayment, pro rata, of the outstanding amount of each Revolving Loan, second to establish cash collateral with the Agent pursuant to an agreement, in form and substance satisfactory to the Agent providing for interest-bearing investments in cash or cash equivalents selected by the Company or the Guarantor, as applicable, for the payment when due on a pro rata basis of the outstanding amount of each Competitive Loan, and third the balance, if any (including any interest accrued on cash collateral not required to prepay Competitive Loans pursuant to the previous clause), to such general corporate purposes as may be permitted under applicable law; provided, however, that in the case of an Excess Amount in excess of Two Billion Dollars ($2,000,000,000) that the Borrowers shall terminate the Commitment of the Lenders in an amount at least equal to such Excess Amount. For purposes of testing covenant compliance under this Section 5.01(g), "assets" (i) shall mean only such assets having a book value (net of depreciation) at the time of sale or disposition greater than Twenty-five Million Dollars ($25,000,000) and
      (ii) shall not include Excluded Assets.

            (h) Payment of Obligations. Each of the Company and the Guarantor will, and will cause each of its subsidiaries to, pay its obligations that, if not paid, could result in a Material Adverse Effect before the same shall become delinquent or in default, except where (i) the validity or amount thereof is being contested in good faith by appropriate proceedings, (ii) such Borrower, the Guarantor or such subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (iii) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

            (i) Maintenance of Properties. Each of the Borrowers and the Guarantor will, and will cause each of its subsidiaries to, keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted.

            (j) Further Assurances. Each of the Borrowers and the Guarantor shall do all things necessary to maintain each of the Loan Documents to which it is a party as legal, valid and binding obligations, enforceable in accordance with their respective terms by the Agent and the Lenders. Each of the Borrowers and the Guarantor shall take such other actions and deliver such instruments as may be necessary or advisable, in the opinion of the Agent on behalf of the Lenders to protect the rights and remedies of the Agent and the Lenders under the Loan Documents.

            SECTION 2. Negative Covenants. So long as any Loan or any other Obligation shall remain unpaid or any Lender shall have any Commitment, each of the Borrowers and the Guarantor agrees that it shall not, unless the Agent on behalf of the Lenders shall otherwise consent in writing in accordance with
Section 7.03:

            (a) Sale of Assets. Unless in compliance with Section 5.01(g), sell or otherwise dispose of, or permit any of its subsidiaries to sell or dispose of, in one or more transactions, (i) during any fiscal year, "assets" (as hereinafter defined) with an aggregate book value (net of depreciation) in excess of Seven Hundred Fifty Million Dollars ($750,000,000), or (ii) during the period from and including the Closing Date to and including the Maturity Date, "assets" (as hereinafter defined) with a book value in excess of Two Billion Dollars ($2,000,000,000). For purposes of testing covenant compliance under this Section 5.02(a), "assets" (i) shall mean only such assets having a book value (net of depreciation) at the time of sale or disposition greater than Twenty-five Million Dollars ($25,000,000) and (ii) shall not include Excluded Assets.

            (b) Limitation on Payment Restrictions Affecting Subsidiaries. Create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction (other than those contained in or permitted by or through any other provision of this Agreement or the other Loan Documents, including those contained in documents existing on the Closing Date (or, in the case of the Guarantor, the Restatement Effective Date) evidencing Indebtedness permitted by any of the foregoing) on the ability of any Subsidiary of the Company or the Guarantor to (i) pay dividends or make any other distributions on such Subsidiary's capital stock or pay any Indebtedness owed to the Company, the Guarantor or any of their respective Subsidiaries, (ii) make loans to the Company, the Guarantor or any of their respective Subsidiaries, or (iii) transfer any of its property or assets to the Company, the Guarantor or any of their respective Subsidiaries.

            (c) Transactions with Officers, Directors and Shareholders. Enter or permit any of its subsidiaries to enter into any material transaction or material agreement, including but not limited to any lease, Capital Lease, purchase or sale of real property, purchase of goods or services, with any subsidiary, Affiliate or any officer, or director of any Borrower, the Guarantor or of any such subsidiary or Affiliate, or any record or known beneficial owner of equity securities of any such subsidiary, any known record or beneficial owner of equity securities of any such Affiliate or any Borrower, the Guarantor, or any record or beneficial owner of at least five percent (5%) of the equity securities of any Borrower or the Guarantor, except on terms that are no less favorable to such Borrower, the Guarantor or the relevant subsidiary than those that could have been obtained in a comparable transaction by such Borrower, the Guarantor or such subsidiary with an unrelated Person and except between Subsidiaries which are consolidated for financial reporting purposes with the Company and the Guarantor.

            (d) Compliance with ERISA. Become party to any prohibited transaction, reportable event, accumulated funding deficiency or plan termination, all within the meaning of ERISA and the Code with respect to any Plan as to which there is an Insufficiency, nor permit any subsidiary to do so (except with respect to a Multiemployer Plan if the foregoing shall result from the act or omission of a Person party to such Multiemployer Plan other than any Borrower or its subsidiary).

            (e) Investment Company. Be or become an investment company subject to the registration requirements of the Investment Company Act of 1940, as amended, or permit any subsidiary to do so.

            (f) Liens. Create or incur, or suffer to be created or incurred or come to exist, any Lien in respect of Indebtedness on any vessel or other of its properties or assets of any kind, real or personal, tangible or intangible, included in the Company's or the Guarantor's consolidated balance sheet in accordance with GAAP, nor shall any Borrower or the Guarantor permit any of its subsidiaries to do any of the foregoing. Solely for purposes of the preceding sentence the term "Lien" shall not include (i) Liens with respect to Excluded Assets or Excluded Indebtedness and (ii) other Liens in respect of Indebtedness up to an amount not greater than 40% of the amount of total assets of the Company and the Guarantor as shown on their most recent consolidated balance sheet (but excluding the value of any intangible assets) delivered pursuant to
      Section 4.01(e) or 5.01(c)(ii) or (iii).

            (g) Organizational Documents. Amend its articles of incorporation (or similar charter documents) or by-laws (except for such amendments as shall not adversely affect the rights and remedies of the Agent or any Lender).

                                  ARTICLE VII.

                                     Default

            SECTION 1. Events of Default. If any of the following events ("Events of Default") shall occur and be continuing:

            (a) Any Borrower shall fail to pay any facility fee, utilization fee or any installment of principal of any Loan, when due, or shall fail to pay any interest on any such Loan or fee within two (2) days after such interest shall become due; or

            (b) Any representation or warranty made by or on behalf of any Borrower or the Guarantor under or in connection with this Agreement or any of the other Loan Documents shall prove to have been incorrect in any material respect when made; or

            (c) Any Borrower or the Guarantor shall fail to perform or observe any other term, covenant or agreement contained in this Agreement or any of the other Loan Documents on its part to be performed or observed and, in each case, any such failure shall remain unremedied for fifteen (15) days after written notice thereof shall have been given to (i) such Borrower or (ii) the Guarantor with a copy to the Company, in each case by the Agent or any Lender; or

            (d) Any Borrower, the Guarantor, any of their Material Subsidiaries or any Subsidiary of the Company as of the Closing Date, or any Subsidiary of the Guarantor as of the Restatement Effective Date shall fail to pay any amount or amounts due in respect of Indebtedness in the aggregate amount in excess of Fifty Million Dollars ($50,000,000) (but excluding Indebtedness resulting from the Loans) of such Borrower, the Guarantor, such Material Subsidiary or other such Subsidiary when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness; or any other default under one or more agreements or instruments relating to Indebtedness in the aggregate amount in excess of Fifty Million Dollars ($50,000,000) (but excluding Indebtedness resulting from the Loans) of such Borrower, the Guarantor, such Material Subsidiary or other such Subsidiary, or any other event, shall occur and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such default or event is to accelerate, the maturity of such Indebtedness; or any such Indebtedness shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof; or

            (e) (1) Any Borrower, the Guarantor or any Material Subsidiary shall
      (A) generally not pay its debts as such debts become due, (B) threaten to stop making payments generally, (C) admit in writing its inability to pay its debts generally, (D) make a general assignment for the benefit of creditors, (E) not be Solvent or (F) be unable to pay its debts;

            (2) Any proceeding shall be instituted in any jurisdiction by or against any Borrower, the Guarantor or any Material Subsidiary (A) seeking to adjudicate it a bankrupt or insolvent, (B) seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or (C) seeking the entry of an administration order, an order for relief, or the appointment of a receiver, trustee, or other similar official, for it or for any substantial part of its property; provided, that, in the case of any such proceeding instituted against but not by any Borrower, the Guarantor or any Material Subsidiary, such proceeding shall remain undismissed or unstayed for a period of forty-five (45) days or any of the relief sought in such proceeding (including, without limitation, the entry of an order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or any substantial part of its property) shall be granted; or

            (3) (A) Any Borrower, the Guarantor or any Material Subsidiary shall take any corporate action to authorize any of the actions set forth above in subparagraph (e)(2) of this Section 6.01, or (B) any director, or if one or more directors are elected and acting, any two directors of any Borrower, the Guarantor or any Material Subsidiary, or any Person owning directly, or indirectly, shares of capital stock of any Borrower, the Guarantor or any Material Subsidiary in a number sufficient to elect a majority of directors of any Borrower, the Guarantor or any Material Subsidiary, shall take any preparatory or other steps to convene a meeting of any kind of any Borrower, the Guarantor or any Material Subsidiary, or any meeting is convened or any other preparatory steps are taken, for the purposes of considering or passing any resolution or taking any corporate action to authorize any of the actions set forth above in subparagraph
      (e)(2) of this Section 6.01; or

            (f) One or more judgments or orders for the payment of money, singly or in the aggregate, in excess of an amount equal to Seventy-five Million Dollars ($75,000,000) (not covered by insurance) shall be rendered against any Borrower, the Guarantor or any of their respective subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall have elapsed any period of thirty (30) consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not have been in effect; or

            (g) (i) any person or group, other than the Company, the Guarantor, any Subsidiary, any of the Company's, the Guarantor's or their Subsidiaries' employee benefit plans or permitted holders after the Closing Date files a Schedule TO or a Schedule 13D (or any successors to those Schedules) stating that it has become and actually is the beneficial owner of the Company's or the Guarantor's voting stock representing more than 50% of the total voting power of all of the Company's or the Guarantor's classes of voting stock entitled to vote generally in the election of the members of the Company's or the Guarantor's board of directors; or (ii) the Company or the Guarantor consolidates with or merges with or into another person (other than the Company, the Guarantor or a Subsidiary), the Company or the Guarantor sells conveys, transfers or leases its properties and assets substantially as an entirety to any person (other than the Company, the Guarantor or a Subsidiary), or any person (other than the Company, the Guarantor or a Subsidiary) consolidates with or merges with or into the Company or the Guarantor, and the Company's or the Guarantor's outstanding common stock is reclassified into, exchanged for or converted into the right to receive any other property or security, provided that none of these circumstances will be an Event of Default if the persons that beneficially own the Company's or the Guarantor's voting stock immediately prior to a transaction beneficially own, in substantially the same proportion, shares with a majority of the total voting power of all outstanding voting securities of the surviving or transferee person that are entitled to vote generally in the election of that person's board of directors. For purposes of this paragraph (g), a "permitted holder" means each of Marilyn B. Arison, Mickey Meir Arison, Shari Arison, Michael Arison or their spouses, children or lineal descendants of Marilyn B. Arison, Mickey Meir Arison, Shari Arison, Michael Arison or their spouses, any trust established for the benefit of any Arison family member mentioned in this paragraph, or any "person" (as such term is used in Section 13(d) or 14(d) of the Exchange Act), directly or indirectly, controlling, controlled by or under common control with any Arison family member mentioned in this paragraph or any trust established for the benefit of any such Arison family member or any charitable trust or non-profit entity established by a permitted holder. Notwithstanding anything to the contrary, the completion of a merger, consolidation or other transaction effected with one of the Company's or the Guarantor's Affiliates for the purpose of changing its jurisdiction of organization or effecting a corporate reorganization, including, without limitation, the implementation of a holding company structure shall not be deemed to be an Event of Default. For purposes of this paragraph (g), (i) the term "person" and the term "group" have the meanings given by Sections 13(d) and 14(d) of the Exchange Act or any successor provisions; (ii) the term "group" includes any group acting for the purpose of acquiring, holding or disposing of securities within the meaning of Rule 13d-5(b)(1) under the Exchange Act or any successor provision; and (iii) the term "beneficial owner" is determined in accordance with Rules 13d-3 and 13d-5 under the Exchange Act or any successor provision, except that a person will be deemed to have beneficial ownership of all shares that person has the right to acquire irrespective of whether that right is exercisable immediately or only after the passage of time; or

            (h) Any material provision of any of the Loan Documents after delivery thereof shall for any reason cease to be valid and binding on the parties thereto (other than the Lenders and the Agent), or any party thereto (other than a Lender or the Agent) shall so state in writing;

then, and in any such event, the Agent on direction of the Required Lenders (i) shall, by notice to the Borrowers, declare the Commitment to be terminated, whereupon the same shall forthwith terminate, and (ii) shall, by notice to the Borrowers, declare each Loan, all interest thereon and all other amounts payable under this Agreement, to be forthwith due and payable (except that no notice shall be required upon the occurrence of an Event of Default described in paragraph (e) of this Section 6.01) whereupon each Loan, all such interest and all such amounts shall become and be forthwith due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrowers and the Guarantor.

                                 ARTICLE VIII.

        Relation of Lenders; Assignments, Designations And Participations

            SECTION 1. Lenders and Agent. The general administration of this Agreement and the Loan Documents shall be by the Agent, and each Lender hereby authorizes and directs the Agent to take such action (including without limitation retaining lawyers, accountants, surveyors or other experts) or forbear from taking such action as in the Agent's reasonable opinion may be necessary or desirable for the administration hereof (subject to any direction of the Required Lenders and to the other requirements of Section 7.03 hereof). The Agent shall inform each Lender, and each Lender shall inform the Agent, of the occurrence of any Event of Default promptly after obtaining knowledge thereof; however, unless it has actual knowledge of an Event of Default, each of the Agent and the Lenders may assume that no Event of Default has occurred.

            SECTION 2. Setoff. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Agent to declare the Loans due and payable pursuant to the provisions of Section 6.01, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of any Borrower against any and all of the obligations of such Borrower now or hereafter existing under this Agreement, whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. Each Lender agrees promptly to notify the Borrowers after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Lender under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Lender may have.

            SECTION 3. Approvals. Upon any occasion requiring or permitting an approval of any amendment or modification or any consent, waiver, declaring an Event of Default or taking any action thereafter, or any other action on the part of the Agent or the Lenders under any of the Loan Documents, (1) action may (but shall not be required to) be taken by the Agent for and on the behalf or for the benefit of all Lenders, provided (A) that no other direction of the Required Lenders shall have been previously received by the Agent, and (B) that the Agent shall have received consent of the Required Lenders to enter into any written amendment or modification of the provisions of any of the Loan Documents, or to consent in writing to any material departure from the terms of any Loan Documents by any Borrower or any other party thereto or (2) action shall be taken by the Agent upon the direction of the Required Lenders, and any such action shall be binding on all Lenders; provided further, however, that unless all of the Lenders (other than the Designated Bidders) agree in writing thereto, no amendment, modification, waiver, consent or other action with respect to this Agreement or any of the Revolving Loans shall be effective which
(a) increases the Commitment or increases the Percentage Interest of any of the Lenders, except as permitted under Section 2.22, (b) reduces any commission, fee, the principal or interest owing to any Lender in respect of the Revolving Loans hereunder or the method of calculation of any thereof, (c) extends the Maturity Date or the date on which any sum in respect of the Revolving Loans is due hereunder, (d) releases any collateral, guaranty, including the guarantee by the Company pursuant to Article VIII, or other security, (e) amends the provisions of this Section 7.03 or the definition of Required Lenders, (f) waives any condition for Borrowing set forth in Article III or (h) changes any of the provisions of this Section or the definition of "Required Lenders" or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder.

            SECTION 4. Exculpation. The Agent shall not be liable or answerable for anything whatsoever in connection with any of the Loan Documents or other instrument or agreement required hereunder or thereunder, including responsibility in respect of the execution, delivery, construction or enforcement of any of the Loan Documents or any such other instrument or agreement, or for any action taken or not taken by the Agent in any case involving exercise of any power or authority conferred upon the Agent under any thereof, except for its wilful misconduct or gross negligence, and the Agent shall have no duties or obligations other than as provided herein and therein. The Agent shall be entitled to rely on any opinion of counsel (including counsel for any Borrower, the Guarantor or any of their subsidiaries) in relation to any of the Loan Documents or any other instrument or agreement required hereunder or thereunder and upon writings, statements and communications received from any Borrower, the Guarantor or any of their subsidiaries (including any representation made in or in connection with any Loan Document), or from any other party to any of the Loan Documents or any documents referred to therein or any other Person, firm or corporation reasonably believed by it to be authentic, and the Agent shall not be required to investigate the truth or accuracy of any writing or representation, nor shall the Agent be liable for any action it has taken or omitted in good faith on such reliance.

            SECTION 5. Indemnification. Each Lender (other than any Designated Bidder) agrees to indemnify the Agent, except to the extent reimbursed by the Borrowers or the Guarantor and except in the case of any suit by any Lender against the Agent resulting in a final judgment against the Agent, ratably according to the aggregate principal amount of the Revolving Loans then held by it (or if no Revolving Loans are outstanding or if any such Revolving Loans are held by Persons which are not Lenders, ratably according to the amount of its Commitment) against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (except to the extent the foregoing results from the Agent's gross negligence or wilful misconduct) which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of (y) any of the Loan Documents or any other instrument or agreement contemplated hereunder or thereunder or (z) any action taken or omitted by the Agent under any of the Loan Documents or such other instrument or agreement.

            SECTION 6. Agent as Lender. The Agent shall, in its individual capacity, have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not an agent; the term "Lenders" shall include the Agent in its individual capacity to the extent of its Percentage Interest. The Agent and its subsidiaries and Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with the Borrowers, the Guarantor and their respective subsidiaries and Affiliates, as if it were not the Agent.

            SECTION 7. Notice of Transfer; Resignation; Successor Agent. (a) The Agent may deem and treat a Lender party to this Agreement as the owner of such Lender's interest in any Loan and any other instrument or agreement contemplated hereunder or thereunder for all purposes hereof unless and until a written notice of the assignment or transfer thereof, executed by such Lender and otherwise in compliance with the requirements of Section 7.09 hereof, shall have been received and accepted by the Agent. The Agent shall resign if directed by the Required Lenders for any reason. The Agent may not resign at any time, except that, upon written notice to the Lenders and the Borrowers, the Agent may resign if in its judgment there exist or may occur reasons related to conflict of interest, a change in, or violation of, law or regulation or interpretation thereof, or such other occurrence that may prevent or impede the Agent in discharging its duties hereunder faithfully and effectively in accordance with their terms.

            (b) Any successor Agent shall be appointed by the Required Lenders and shall be a bank or trust company reasonably satisfactory to the Borrowers (so long as no Event of Default shall have occurred and be continuing) and the Required Lenders. If no successor Agent shall have been so appointed by the Required Lenders, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Required Lender's removal of the Agent, then such retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $75,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

            SECTION 8. Credit Decision; Not Trustee. Each Lender represents that it has made, and agrees that it shall continue to make, its own independent investigation of the financial condition and affairs of the Company, the Guarantor and their Subsidiaries, and its own appraisal of the creditworthiness of the Company, the Guarantor and their Affiliates and Subsidiaries in connection with the making and performance of this Agreement. The Agent has and shall have no duty or responsibility whatsoever on the date hereof or, except as otherwise expressly provided in this Agreement at any time hereafter, to provide any Lender with any credit or other information. Nothing herein shall (nor shall it be construed so as to) constitute the Agent a trustee for any Borrower, the Guarantor or their subsidiaries or impose on it any duties or obligations other than those for which express provision is made in this Agreement or under the other Loan Documents.

            SECTION 9. Assignments, Designations and Participation. (a) Each Lender (other than the Designated Bidders) may assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the Loans owing to it); provided, however, that (i) each such assignment shall be of constant, and not a varying, percentage of all rights and obligations under this Agreement (other than any right to make Competitive Loans or Competitive Loans owing to it), (ii) unless the Borrowers and the Agent shall otherwise agree with the assigning Lender, the amount of the Commitment of the assigning Lender being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) that is not to a then existing Lender hereunder, or to a Designated Bidder designated by a then existing Bank hereunder shall in no event be less than Ten Million Dollars ($10,000,000) (and in increments of One Million Dollars ($1,000,000) in excess thereof) or such lesser amount as shall constitute all of such assigning Bank's Commitment and the outstanding principal of Loans payable to it, (iii) each such assignment shall be to an Eligible Assignee, and (iv) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with a processing and recordation fee of $3,500; provided further, however, that each such assignment that is not to a then existing Lender hereunder, or to a Designated Bidder designated by a then existing Bank hereunder, (x) shall be subject to the consent of the Borrowers and the Agent, which consent shall not unreasonably be denied and which consent shall be deemed given unless a Borrower gives the assigning Lender and the Agent written notice of and a reasonable basis for its denial not later than five (5) Business Days following (i) telex, telecopy or cable notice given to the Borrowers and the Agent by the assigning Lender or the Agent of the name of the proposed transferee, the amount of Commitment to be assigned and such information as the Borrowers and the Agent may reasonably request for purposes of making an informed judgment, and, if the proposed transferee is organized under the laws of a jurisdiction outside the United States, (ii) transmission to the Borrowers and the Agent by telecopy of any documents required by Section 2.15(e) to be delivered by the proposed transferee on or before the effective date of the assignment, each properly completed and executed by the proposed transferee. Any consent to assignment untimely or unreasonably denied by a Borrower shall be void and of no effect, and shall not preclude or bar any assignment otherwise permitted by this Section 7.09(a). Any assignment or purported assignment not in compliance with this Section shall be void and of no effect. Without regard to any of the other terms of this Agreement or of any other agreement, any Lender may (i) assign, as collateral or otherwise, any of its rights under this Agreement to any Federal Reserve Bank of the United States without notice to or consent of the Borrowers, the Agent or any other Person, and (ii) with notice to the Agent and the Borrowers, assign all or part of its rights under this Agreement and the other Loan Documents to any of its affiliates. In case of any assignment pursuant to this Section 7.09(a), the assignee shall not be entitled to receive the portion (if any) of any amount otherwise payable under Section 2.13, 2.15 or 2.19 hereof which exceeds the amount which would have been payable under Section 2.13, 2.15 or 2.19 (as the case may be) to the assignor with respect to the rights and obligation so assigned. In the case of a transfer of any Loan from the accounting records of the office of a Lender where such Loan was originally recorded to the accounting records of any other office of such Lender, or a change in the location of the Lending Office from that designated as of the Closing Date, such Lender or the Agent, as the case may be, shall not be entitled to receive the portion (if any) of any amount otherwise payable under Section 2.13, 2.15 or 2.19 hereof which exceeds the amount which would have been payable under Section 2.13, 2.15 or
2.19 (as the case may be) to such Lender or the Agent, as the case may be, if such transfer or change had not been made. In the case of a change in location, from the Closing Date, of the Lending Office, unless the Borrowers shall consent to such change, the Borrowers shall not be required to remit to the Agent pursuant to Section 2.13, 2.15 or 2.19 hereof any amount that exceeds the amount which would have been payable under Section 2.13, 2.15 or 2.19 (as the case may be) if such change in location had not occurred. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, and delivery of the tax forms and other documents referred to in Section 2.15 hereof, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance and subject to the foregoing, have the rights and obligations of a Lender hereunder and (y) the Lender assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be party hereto).

            (b) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any of the Borrowers, the Guarantor or their respective subsidiaries or the performance or observance by any of the Borrowers, the Guarantor or their respective subsidiaries of any of their obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to herein Sections 4.01(e) and 5.01(c), and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

            (c) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee representing that it is an Eligible Assignee, the Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit B hereto and has attached thereto the forms referred to in paragraph 3(vii) thereof, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register (including the transfer of Loans to such Eligible Assignee by the assigning Lender) and (iii) give prompt notice and an execution counterpart thereof to the Borrowers.

            (d) In addition each Lender (other than the Designated Bidders) may designate one or more banks or other entities to have a right to make Competitive Loans as a Lender pursuant to Section 2.04; provided, however, that
(i) no such Lender shall be entitled to make more than two such designations with respect to any particular Competitive Loan Borrowing, (ii) each such Lender making one or more of such designations shall retain the right to make Competitive Loans as a Lender pursuant to Section 2.04, (iii) each such designation shall be to a Designated Bidder and (iv) the parties to each such designation shall execute and deliver to the Agent, for its acceptance and recording in the Register, a Designation Agreement. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Designation Agreement, the designee thereunder shall be a party hereto with a right to make Competitive Loans as a Lender pursuant to Section 2.04 and the obligations related thereto.

            (e) By executing and delivering a Designation Agreement, the Lender making the designation thereunder and its designee thereunder confirm and agree with each other and the other parties hereto as follows: (i) such Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any of the Borrowers, the Guarantor or their respective subsidiaries or the performance or observance by any of the Borrowers, the Guarantor or their respective subsidiaries of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such designee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in Section 4.01(e) and 5.01(c) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into the Designation Agreement; (iv) such designee will, independently and without reliance upon the Agent, such designating Lender or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such designee confirms that it is a Designated Bidder; (vi) such designee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such designee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender, including delivery of any documents required under Section 2.15(e).

            (f) Upon its receipt of a Designation Agreement executed by a designating Lender and a designee representing that it is a Designated Bidder, the Agent shall, if such Designation Agreement has been completed and is substantially in the form of Exhibit C hereto, (i) accept such Designation Agreement, (ii) record the information contained therein in the Register and
(iii) give prompt notice thereof to the Borrowers.

            (g) The Agent shall maintain at its address referred to in Section
9.02 of this Agreement a register for the recordation of the names and addresses of the Lenders and, with respect to Lenders other than Designated Bidders, the Commitment of, and principal amount of the Loans owing to, each Lender from time to time and a copy of each Assignment and Acceptance and Designation Agreement delivered to and accepted by it (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrowers, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by any Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice and each shall be entitled to make copies thereof at its expense.

            (h) Each Lender and the Agent may grant participations to one or more banks or other entities in or to all or any part of its rights and obligations under this

Agreement (including, without limitation, all or a portion of its Commitment and the Loans owing to it); provided, however, that notwithstanding the grant of any such participation by any Lender, such participation, and the right to grant such a participation, shall be expressly subject to the following conditions and limitations: (i) such Lender's obligations under this Agreement (including without limitation, its Commitment to the Borrowers hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such Loans for all purposes of this Agreement, (iv) the Borrowers, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, (v) such Lender shall continue to be able to agree to any modification or amendment of this Agreement or any waiver hereunder without the consent, approval or vote of any such participant or group of participants, other than modifications, amendments, and waivers which (a) postpone the Maturity Date or any date fixed for any payment of, or reduce any payment of, principal of or interest on such Lender's Loans or any fees or other amounts payable under this Agreement, or (b) increase the amount of such Lender's Commitment, or (c) change the interest rate payable under this Agreement, or (d) release all or substantially all of any collateral or guaranty, provided that if a Lender agrees to any modification or waiver relating to items (a) through (d), the Borrowers, the Agent and each other Lender may conclusively assume that such Lender duly received any necessary consent of each of its participants and (vi) except as contemplated by the immediately preceding clause (v), no participant shall be deemed to be or to have any of the rights or obligations of a "Lender" hereunder.

            (i) Any Lender may, in connection with any assignment, designation or participation or proposed assignment, designation or participation pursuant to this Section 7.09, disclose to the assignee, Designated Bidder or participant, or proposed assignee, designated bidder or participant, any information relating to any Borrower, the Guarantor or their subsidiaries furnished to such Lender by or on behalf of such Borrower or the Guarantor, provided that the Person receiving such information undertakes not to disclose it to a third party except pursuant to, and subject to the conditions provided in, this Section 7.09.

            SECTION 10. Syndication Agent and Co-Documentation Agents. Each of the Syndication Agent and Co-Documentation Agents shall have no duties, responsibilities, rights or liabilities as Syndication Agent or Co-Documentation Agent under this Agreement or any of the other Loan Documents and, other than as a Lender, shall not be liable or answerable for anything whatsoever in connection with any of the Loan Documents or other instrument or agreement required hereunder or thereunder, including responsibility in respect of the execution, delivery, construction or enforcement of any of the Loan Documents or any such other instrument or agreement, or for any action taken or not taken by any Person with respect thereto. Each of the Syndication Agent and Co-Documentation Agents has and shall have no duty or responsibility whatsoever on the date hereof or at any time hereafter, to provide any Bank with any credit or other information. Nothing herein shall (nor shall it be construed so as to) constitute the Syndication Agent or any Co-Documentation Agent a trustee for any

Borrower, the Guarantor or its subsidiaries or impose on it any duties or obligations whatsoever under this Agreement, the other Loan Documents, or otherwise.

                                    ARTICLE IX.

                                Company Guarantee

            In order to induce the Lenders to extend credit to the Borrowing Subsidiaries hereunder, the Company hereby irrevocably and unconditionally guarantees, as a primary obligor and not merely as a surety, the Obligations of the Borrowing Subsidiaries. The Company further agrees that the due and punctual payment of the Obligations of the Borrowing Subsidiaries may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee hereunder notwithstanding any such extension or renewal of any Obligation.

            The Company waives presentment to, demand of payment from and protest to any Borrowing Subsidiary of any of the Obligations, and also waives notice of acceptance of its obligations and notice of protest for nonpayment. The obligations of the Company hereunder shall not be affected by (a) the failure of any Lender to assert any claim or demand or to enforce any right or remedy against any Borrowing Subsidiary under the provisions of this Agreement, any Borrowing Subsidiary Agreement, any other Loan Document or otherwise; (b) any extension or renewal of any of the Obligations; (c) any rescission, waiver, amendment or modification of, or release from, any of the terms or provisions of this Agreement, any Borrowing Subsidiary Agreement or any other Loan Document or agreement; (d) the failure or delay of any Lender to exercise any right or remedy against any other guarantor of the Obligations; (e) the failure of any Lender to assert any claim or demand or to enforce any remedy under any Loan Document or any other agreement or instrument; (f) any default, failure or delay, wilful or otherwise, in the performance of the Obligations; or (g) any other act, omission or delay to do any other act which may or might in any manner or to any extent vary the risk of the Company or otherwise operate as a discharge of the Company as a matter of law or equity or which would impair or eliminate any right of the Company to subrogation.

            The Company further agrees that its guarantee hereunder constitutes a promise of payment when due (whether or not any bankruptcy or similar proceeding shall have stayed the accrual or collection of any of the Obligations or operated as a discharge thereof) and not merely of collection, and waives any right to require that any resort be had by any Lender to any balance of any deposit account or credit on the books of any Lender in favor of any Borrower or subsidiary or any other Person.

            The obligations of the Company hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever, by reason of the invalidity, illegality or unenforceability of the Obligations, any impossibility in the performance of the Obligations or otherwise.

            The Company further agrees that its obligations hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Lender upon the bankruptcy or reorganization of any Borrower or otherwise.

            In furtherance of the foregoing and not in limitation of any other right which any Lender may have at law or in equity against the Company by virtue hereof, upon the failure of any Borrowing Subsidiary to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, the Company hereby promises to and will, upon receipt of written demand by the Agent, forthwith pay, or cause to be paid, to the Agent for distribution to the Lenders in cash an amount equal the unpaid principal amount of such Obligation. The Company further agrees that if payment in respect of any Obligation shall be due in a currency other than Dollars and/or at a place of payment other than New York and if, by reason of any legal prohibition, disruption of currency or foreign exchange markets, war or civil disturbance or other event, payment of such Obligation in such currency or at such place of payment shall be impossible or, in the reasonable judgment of any Lender, not consistent with the protection of its rights or interests, then, at the election of such Lender, the Company shall make payment of such Obligation in Dollars (based upon the applicable Spot Exchange Rate in effect on the date of payment) and/or in New York, and shall indemnify such Lender against any losses or expenses (including losses or expenses resulting from fluctuations in exchange rates) that it shall sustain as a result of such alternative payment.

            Upon payment in full by the Company of any Obligation of any Borrowing Subsidiary, each Lender shall, in a reasonable manner, assign to the Company the amount of such Obligation owed to such Lender and so paid, such assignment to be pro tanto to the extent to which the Obligation in question was discharged by the Company, or make such disposition thereof as the Company shall direct (all without recourse to any Lender and without any representation or warranty by any Lender). Upon payment by the Company of any sums as provided above, all rights of the Company against any Borrowing Subsidiary arising as a result thereof by way of right of subrogation or otherwise shall in all respects be subordinated and junior in right of payment to the prior indefeasible payment in full of all the Obligations owed by such Borrowing Subsidiary to the Lenders (it being understood that, after the discharge of all the Obligations due and payable from such Borrowing Subsidiary, such rights may be exercised by the Company notwithstanding that such Borrowing Subsidiary may remain contingently liable for indemnity or other Obligations).

                                    ARTICLE X.

                                  Miscellaneous

            SECTION 1. Amendments. No amendment, supplement or modification to this Agreement shall be enforceable against any Borrower or the Guarantor unless the same shall be in writing and signed by such Borrower or the Guarantor. No amendment or waiver of any provision of this Agreement, the Guarantee Agreement or any instrument delivered hereunder, nor consent to any departure by any Borrower or the Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent and, to the extent required by Section
7.03 hereof, the Required Lenders or each Lender, as the case may be, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            SECTION 2. Notices. All notices, demands and other communications provided for hereunder shall be in writing (including telegraphic communication) (except as otherwise expressly herein provided respecting telephone notice) and mailed, telexed, telecopied or telegraphed or delivered, if to any Borrower or the Guarantor at its address set forth below its signature herein written; and if to a Lender other than the Agent, at its address set forth below its signature herein written; or, as to each party, at such other address as shall be designated by such party in a notice to the other parties hereto. All such notices and communications shall, when mailed, telexed, telecopied, telephoned or telegraphed, be effective upon the earliest of (i) actual receipt, (ii) seven days from the date when deposited in the mails, or (iii) when (on a Business Day and during normal business hours at the addressee's address) transmitted by telecopy or telex or delivered to the telegraph company, respectively, except that notices and communications to the Agent or any Lender pursuant to Article II hereof shall not be effective until received by the Agent or such Lender.

            SECTION 3. No Waiver; Remedies. Regardless of any fact known or investigation undertaken by the Agent or any Lender, no failure on the part of the Agent or any Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

            SECTION 4. Costs, Expenses, Fees and Indemnities. (a) Each Borrower agrees to pay on demand (i) in connection with the preparation, execution, and delivery of this Agreement and the instruments and other documents to be delivered hereunder, (y) the reasonable fees and out-of-pocket expenses of Cravath, Swaine & Moore LLP, as special counsel for the Agent (and any local counsel retained by such firm) with respect to the closing of the Transaction and the Restatement Transactions and (z) all other reasonable costs and expenses of the Lenders and the Agent (other than any other legal fees and related expenses incurred by them) and (ii) after the Closing Date, all reasonable costs and expenses in connection with the administration of this Agreement and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of any counsel for the Agent or the Lenders in connection with advice given the Agent or the Lenders, from time to time, as to their rights and responsibilities under this Agreement and such instruments and documents. The Borrowers shall not be liable to any Lender in respect of any costs or expenses incurred in connection with any assignment or grant of participation under Section 7.09 hereof. Each Borrower further agrees to pay on demand all losses, costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement of this Agreement and the instruments and other documents delivered hereunder, including, without limitation, losses, costs and expenses sustained as a result of a Default by any Borrower in the performance of its obligations contained in this Agreement or any instrument or document delivered hereunder.

            (b) Each Borrower agrees to indemnify and hold harmless each of the Lenders and the Agent, and its and their respective Affiliates, directors, officers, employees, agents, representatives, counsel and advisors (each an "Indemnified Party") from and against any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and disbursements of counsel and the costs of investigation and defense thereof) which may be incurred by or asserted or awarded against any Indemnified Party, in each case based upon, arising out of or in connection with or by reason of, the Transaction or the Restatement Transactions, including, without limitation, any act or failure to act by the Agent where such act or failure to act was taken pursuant to any Borrower's request or any transaction contemplated by this Agreement or any Loan Document, whether or not any Loan hereunder is made, except to the extent that such claim, damage, loss, liability or expense results from the gross negligence or willful misconduct of such Indemnified Party. The indemnities of this Agreement shall survive the termination of this Agreement and the other Loan Documents.

            SECTION 5. Judgment. (a) If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum owing hereunder in one currency into another currency, each party hereto agrees, to the fullest extent that it may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures in the relevant jurisdiction the first currency could be purchased with such other currency on the Business Day immediately preceding the day on which final judgment is given.

            (b) The obligations of each Borrower in respect of any sum due to any party hereto or any holder of the obligations owing hereunder (the "Applicable Creditor") shall, notwithstanding any judgment in a currency (the "Judgment Currency") other than the currency in which such sum is stated to be due hereunder (the "Agreement Currency"), be discharged only to the extent that, on the Business Day following receipt by the Applicable Creditor of any sum adjudged to be so due in the Judgment Currency, the Applicable Creditor may in accordance with normal banking procedures in the relevant jurisdiction purchase the Agreement Currency with the Judgment Currency; if the amount of the Agreement Currency so purchased is less than the sum originally due to the Applicable Creditor in the Agreement Currency, such Borrower agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Applicable Creditor against such loss. The obligations of the Borrowers contained in this Section 9.05 shall survive the termination of this Agreement and the payment of all other amounts owing hereunder.

            SECTION 6. Consent to Jurisdiction; Waiver of Immunities. (a) Each of the Borrowers and the Guarantor hereby irrevocably submits to the jurisdiction of any New York State court sitting in New York County and to the jurisdiction of the United States District Court for the Southern District of New York in any action or proceeding arising out of or relating to this Agreement, and each of the Borrowers and the Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. Each of the Borrowers and the Guarantor hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. Each of the Borrowers and the Guarantor hereby irrevocably appoints C T Corporation System (the "Process Agent"), with an office on the date hereof at 111 Eighth Avenue, New York, New York 10011, United States, as its agent to receive on behalf of itself and its property service of copies of the summons and complaint and any other process which may be served in any such action or proceeding. Such service may be made by mailing or delivering a copy of such process to any Borrower or the Guarantor in care of the Process Agent (or any successor thereto, as the case may be) at such Process Agent's above address (or the address of any successor thereto, as the case may be), and each of the Borrowers and the Guarantor hereby irrevocably authorizes and directs the Process Agent (and any successor thereto) to accept such service on its behalf. Each of the Borrowers and the Guarantor shall appoint a successor agent for service of process should the agency of C T Corporation System terminate for any reason, and further shall at all times maintain an agent for service of process in New York, New York, so long as there shall be outstanding any Obligations under the Loan Documents. Each of the Borrowers and the Guarantor shall give notice to the Agent of any appointment of successor agents for service of process, and shall obtain from each successor agent a letter of acceptance of appointment and promptly deliver the same to the Agent. As an alternative method of service, each of the Borrowers and the Guarantor also irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to it at its address specified in Section 9.02 hereof. Without waiver of its rights of appeal permitted by relevant law, each of the Borrowers and the Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

            (b) Nothing in this Section 9.06 shall affect the right of the Agent or any Lender to serve legal process in any other manner permitted by law, or affect the right of the Agent or any Lender to bring any action or proceeding against any Borrower or the Guarantor or its properties in the courts of any other jurisdiction.

            (c) To the extent that any Borrower or the Guarantor has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations under this Agreement.

            SECTION 7. Binding Effect; Merger; Severability; GOVERNING LAW. (a) This Agreement shall become effective when it shall have been executed by the Borrowers and the Agent and when the Agent shall have been notified by each Bank that such Bank has executed it and thereafter this Agreement shall be binding upon, and shall inure to the benefit of each Borrower, the Agent and each Lender, and their respective successors and assigns, except that no Borrower shall have the right to assign its rights hereunder or any interest herein. Each Lender may, to the extent permitted under this Agreement, assign to any other financial institution all or any part of, or any interest in, the Lender's rights and benefits hereunder and under any instrument delivered hereunder, and to the extent of such assignment such assignee shall have the same rights and benefits against each Borrower and the Guarantor as it would have had if it were the Lender hereunder.

            (b) The Loan Documents, together with all attachments and exhibits to each of them and all other documents referenced herein and therein, and delivered hereunder and thereunder and pursuant hereto and thereto, constitute the entire agreement among the parties with respect to the subject matter hereof and thereof, and supersede all prior and contemporaneous written and oral understandings and agreements related thereto among the parties.

            (c) If any word, phrase, sentence, paragraph, provision or section of the Loan Documents shall be held, declared, pronounced or rendered invalid, void, unenforceable or inoperative for any reason by any court of competent jurisdiction, governmental authority, statute, or otherwise, such holding, declaration, pronouncement or rendering shall not adversely affect any other word, phrase, sentence, paragraph, provision or section of the Loan Documents, which shall otherwise remain in full force and effect and be enforced in accordance with their respective terms.

            (d) This Agreement has been delivered in New York, New York. THIS AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE (WITHOUT REFERENCE TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN TITLE 14 OF ARTICLE 5 OF THE GENERAL OBLIGATIONS LAW)).

            SECTION 8. Counterparts. This Agreement may be executed in as many counterparts as may be deemed necessary or convenient and by each party hereto on separate counterparts, each of which, when so executed, shall be deemed as original, but all such counterparts shall constitute but one and the same agreement.

            SECTION 9. Existing Credit Agreement; Effectiveness of Amendment and Restatement. Until this Agreement becomes effective in accordance with the terms of the Amendment and Restatement Agreement, the Existing Credit Agreement shall remain in full force and effect and shall not be affected hereby. After the Restatement Effective Date, all obligations of the Borrowers under the Existing Credit Agreement shall become obligations of the Borrowers hereunder, and the provisions of the Existing Credit Agreement shall be superseded by the provisions hereof.

            SECTION 10. WAIVER OF JURY TRIAL. BY ITS SIGNATURE BELOW WRITTEN EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE LOAN DOCUMENTS HEREIN DESCRIBED OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

           [THE REMAINDER OF THIS PAGE WAS INTENTIONALLY LEFT BLANK.]

            IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

JPMORGAN CHASE BANK,                    CARNIVAL CORPORATION
as Agent

By: /s/                                  By: /s/
   ---------------------------------        ------------------------------------
   Title:                                   Title:
   Address: 270 Park Avenue                 Address: 3655 N.W. 87th Avenue
            New York, NY 10017                       Miami, FL 33178-2428

   Telephone: (212) 270-0606                Telephone: (305) 599-2600
   Telecopy:  (212) 270-5100                Telecopy:  (305) 406-4700


BANK OF AMERICA, N.A.,                   CARNIVAL PLC

By: /s/                                  By: /s/
   ---------------------------------        ------------------------------------
   Title:                                   Title:
   Address: 555 S. Flower Street            Address: Carnival House
            Los Angeles, CA 90071                    5 Gainsford Street
                                                     London SE1 2NE
   Telephone: (213) 228-2639                         United Kingdom
   Telecopy:  (213) 228-3145                Telephone:
                                            Telecopy:

     Percentage
      Interest         Commitment        JPMORGAN CHASE BANK
     ----------        ----------

       15.2%         $212,500,000

                                         By: /s/
                                            ------------------------------------
                                            Title:
                                            Address: 270 Park Avenue, 48th Floor
                                                     New York, NY 10017

                                            Telephone: (212) 270-0606
                                            Telecopy:  (212) 270-5100

     Percentage
      Interest        Commitment         BANK OF AMERICA, N.A.
     ----------       ----------

       15.2%         $212,500,000

                                         By: /s/
                                            ------------------------------------
                                            Title:
                                            Address: 555 S. Flower Street
                                                     Los Angeles, CA 90071

                                            Telephone: (213) 228-2639
                                            Telecopy:  (213) 228-3145

     Percentage
      Interest        Commitment         BNP PARIBAS
     ----------       ----------

       10.0%         $140,000,000

                                         By: /s/
                                            ------------------------------------
                                            Title:
                                            Address: 1200 Smith, Suite 3100
                                                     Houston, TX 77002

                                            Telephone: (713) 982-1105
                                            Telecopy:  (713) 659-5228

     Percentage
      Interest       Commitment       CITIBANK, N.A.
     ----------      ----------

       10.0%        $140,000,000

                                      By: /s/
                                         ---------------------------------------
                                         Title:
                                         Address: 388 Greenwich Street, 23rd Fl.
                                                  New York, NY 10013

                                         Telephone: (212) 816-5430
                                         Telecopy:  (212) 516-5429

     Percentage
      Interest        Commitment      UNICREDITO ITALIANO - New York Branch
     ----------       ----------

       10.0%         $140,000,000

                                      By: /s/
                                         ---------------------------------------
                                         Title:


                                      By: /s/
                                         ---------------------------------------
                                         Title:
                                         Address: 375 Park Avenue
                                                  New York, NY 10152

                                         Telephone: (212) 546-9611
                                         Telecopy:  (212) 546-9665

     Percentage
      Interest        Commitment         KREDITANSTAL FUER WEIDERAUFBAU
     -----------      ----------

        7.1%         $100,000,000

                                         By: /s/
                                            ------------------------------------
                                            Title:


                                         By: /s/
                                            ------------------------------------
                                            Title:
                                            Address: Palmengartenstr Str. 5-9
                                                     60325 Frankfurt am Main
                                                     Germany

                                            Telephone: 49-69-7431 0
                                            Telecopy:  49-69-7431 3768

       Percentage
        Interest       Commitment        SUN TRUST BANKS, INC.
       ----------      ----------

          7.1%       $100,000,000

                                         By: /s/
                                            ------------------------------------
                                            Title:
                                            Address: 501 E. Las Olas Blvd.
                                                     Ft. Lauderdale, FL 33301

                                            Telephone: (954) 765-7331
                                            Telecopy:  (954) 765-7363

       Percentage
        Interest       Commitment             BANCA DI ROMA - New York Branch
       ----------      ----------

          3.6%        $50,000,000

                                         By: /s/
                                            ------------------------------------
                                            Title:


                                         By: /s/
                                            ------------------------------------
                                            Title:
                                            Address: 34 East 51st Street
                                                     New York, NY 10022

                                            Telephone: (212) 407-1791
                                            Telecopy:  (212) 407-1740

       Percentage                        BANCA NAZIONALE DEL LAVORO, S.P.A. -
        Interest       Commitment        New York Branch
       ----------      ----------

           3.6%       $50,000,000

                                         By: /s/
                                            ------------------------------------
                                            Title:


                                         By: /s/
                                            ------------------------------------
                                            Title:
                                            Address: 25 West 51st Street
                                                     New York, NY 10019

                                            Telephone: (212) 314-0263
                                            Telecopy:  (212) 765-2978

       Percentage
        Interest       Commitment        CREDIT SUISSE FIRST BOSTON
       ----------      ----------

          3.6%        $50,000,000

                                         By: /s/
                                            ------------------------------------
                                            Title:


                                         By: /s/
                                            ------------------------------------
                                            Title:
                                            Address: 11 Madison Avenue
                                                     New York, NY 10010

                                            Telephone: (212) 325-9038
                                            Telecopy:  (212) 325-8319

       Percentage
        Interest       Commitment        FIRSTAR BANK, N.A.
       ----------      ----------

          3.6%        $50,000,000

                                         By: /s/
                                            ------------------------------------
                                            Title:
                                            Address: Firstar Tower
                                                     425 Walnut Street
                                                     8th Floor
                                                     Cincinnati, OH 45202

                                            Telephone: (513) 632-3002
                                            Telecopy:  (513) 632-2068

       Percentage                        WESTDEUTSCHE LANDESBANK GIROZENTRALE -
        Interest       Commitment        New York Branch
       ----------      ----------

          3.6%        $50,000,000

                                         By: /s/
                                            ------------------------------------
                                            Title:


                                         By: /s/
                                            ------------------------------------
                                            Title: Associate Director
                                            Address: 1211 Avenue of the Americas
                                                     New York, NY 10036

                                            Telephone: (212) 852-6152
                                            Telecopy:  (212) 302-7946

       Percentage
        Interest       Commitment        INTESABCI - New York Branch
       -----------     ----------

          2.1%        $30,000,000

                                         By: /s/
                                            ------------------------------------
                                            Title:


                                         By: /s/
                                            ------------------------------------
                                            Title:
                                            Address: One William Street
                                                     New York, NY 10004

                                            Telephone: (212) 607-3896
                                            Telecopy:  (212) 809-2124

       Percentage
        Interest       Commitment        THE DAI-ICHI KANGYO BANK, LTD
       ----------      ----------

          1.8%        $25,000,000

                                         By: /s/
                                            ------------------------------------
                                            Title:
                                            Address: One World Trade Center,
                                                     Suite 4911
                                                     New York, NY 10048

                                            Telephone: (212) 432-6667
                                            Telecopy:  (212) 524-0049

       Percentage
        Interest       Commitment        THE NORTHERN TRUST COMPANY
       ----------      ----------

          1.8%        $25,000,000

                                         By: /s/
                                            ------------------------------------
                                            Title:
                                            Address: 50 S. LaSalle
                                                     Chicago, IL 60675

                                            Telephone: (312) 630-6203
                                            Telecopy:  (312) 630-6062

       Percentage
        Interest       Commitment        SAN PAOLO IMI SPA
        --------       ----------

          1.8%        $25,000,000

                                         By: /s/
                                            ------------------------------------
                                            Title:
                                            Address: 245 Park Avenue
                                                     New York, NY 10167


                                         By: /s/
                                            ------------------------------------
                                            Title:
                                            Address: 245 Park Avenue
                                                     New York, NY 10167

                                            Telephone: (212) 692-3016/3165
                                            Telecopy:  (212) 692-3178